Investment Company Act File No. 811-22148

Invesco Actively Managed Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION
Dated February 27, 2026, as Amended and Restated April 1, 2026
This Statement of Additional Information (the “SAI”) for Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”), relating to the series of the Trust listed below (each, a "Fund" and, collectively, the "Funds"), is not a prospectus. The SAI should be read in conjunction with the prospectus (the “Prospectus”) for each Fund dated February 27, 2026, as the Prospectus may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Invesco AAA CLO Floating Rate Note ETF	Cboe BZX Exchange, Inc.	ICLO
Invesco Active U.S. Real Estate ETF	NYSE Arca, Inc.	PSR
Invesco Comstock Contrarian Equity ETF	Cboe BZX Exchange, Inc.	CSTK
Invesco Core Fixed Income ETF	Cboe BZX Exchange, Inc.	GTOC
Invesco Global Equity Net Zero ETF	NYSE Arca, Inc.	IQSZ
Invesco High Yield Systematic Bond ETF (formerly, Invesco High Yield Bond Factor ETF)	The Nasdaq Stock Market LLC	GTOQ
Invesco Intermediate Municipal ETF	Cboe BZX Exchange, Inc.	INTM
Invesco International Growth Focus ETF	Cboe BZX Exchange, Inc.	MTRA
Invesco Managed Futures Strategy ETF	Cboe BZX Exchange, Inc.	IMF
Invesco MSCI EAFE Income Advantage ETF	NYSE Arca, Inc.	EFAA
Invesco QQQ Hedged Advantage ETF	The Nasdaq Stock Market LLC	QQHG
Invesco QQQ Income Advantage ETF	The Nasdaq Stock Market LLC	QQA
Invesco Rochester® High Yield Municipal ETF	Cboe BZX Exchange, Inc.	IROC
Invesco S&P 500® Downside Hedged ETF	NYSE Arca, Inc.	PHDG
Invesco S&P 500 Equal Weight Income Advantage ETF	NYSE Arca, Inc	RSPA
Invesco Short Duration Total Return Bond ETF	Cboe BZX Exchange, Inc.	GTOS
Invesco Steelpath MLP & Energy Infrastructure ETF	Cboe BZX Exchange, Inc.	PIPE
Invesco Top QQQ ETF	The Nasdaq Stock Market LLC	QBIG
Invesco Total Return Bond ETF	NYSE Arca, Inc.	GTO
Invesco Ultra Short Duration ETF	NYSE Arca, Inc.	GSY
Invesco Variable Rate Investment Grade ETF	The Nasdaq Stock Market LLC	VRIG
Capitalized terms used herein that are not defined have the same meaning as in a Fund’s Prospectus, unless otherwise noted. The audited financial statements for each Fund and the related reports of PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, are incorporated into this SAI by reference to the Trust’s Form N-CSR for the fiscal year ended October 31, 2025, which is on file with the Securities and Exchange Commission (the “SEC”). No other portions of the Trust's Form N-CSR are incorporated by reference into this SAI. A copy of a Fund’s Prospectus, shareholder report, and/or financial statements may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Houston, Texas 77046-1173, by calling toll free 1-800-983-0903, or by visiting the Fund’s website at www.invesco.com/ETFs.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS
The Trust was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 26 Funds. This SAI relates to 21 series of the Trust. Each Fund (except as indicated below) is classified as “non-diversified” and as such, each Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified”: Invesco AAA CLO Floating Rate Note ETF, Invesco High Yield Systematic Bond ETF, Invesco S&P 500® Downside Hedged ETF, Invesco Short Duration Total Return Bond ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF (the “Diversified Funds”). The shares of the Funds are referred to herein as “Shares.”
Invesco AAA CLO Floating Rate Note ETF seeks current income and capital preservation. Invesco Active U.S. Real Estate ETF seeks high total return through growth of capital and current income. Invesco Comstock Contrarian Equity ETF seeks total return through growth of capital and current income. Invesco Core Fixed Income ETF seeks total return. Invesco Global Equity Net Zero ETF seeks long-term total return. Invesco High Yield Systematic Bond ETF seeks total return. Invesco Intermediate Municipal ETF seeks current income exempt from federal income taxes. Invesco International Growth Focus ETF seeks to provide capital appreciation. Invesco Managed Futures Strategy ETF seeks long term capital appreciation. Invesco MSCI EAFE Income Advantage ETF, Invesco QQQ Income Advantage ETF and Invesco S&P 500 Equal Weight Income Advantage ETF each seek total return through current income and long-term growth of capital. Invesco QQQ Hedged Advantage ETF seeks to provide capital appreciation. Invesco Rochester® High Yield Municipal ETF seeks current income exempt from federal income tax. Invesco S&P 500® Downside Hedged ETF seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. Invesco Short Duration Total Return Bond ETF seeks total return, comprised of income and capital appreciation. Invesco SteelPath MLP & Energy Infrastructure ETF seeks total return. Invesco Top QQQ ETF seeks total return through long-term growth of capital. Invesco Total Return Bond ETF seeks to maximize total return, comprised of income and capital appreciation. Invesco Ultra Short Duration ETF seeks to maximize current income, consistent with preservation of capital and daily liquidity. Invesco Variable Rate Investment Grade ETF seeks to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Invesco Capital Management LLC (the “Adviser”), a wholly-owned subsidiary of Invesco Ltd., manages the Funds.
The Adviser has entered into an investment sub-advisory agreement with an affiliate, Invesco Advisers, Inc. ("Invesco Advisers"), to serve as investment sub-adviser to each Fund (other than Invesco AAA CLO Floating Rate Note ETF, Invesco Global Equity Net Zero ETF, Invesco S&P 500® Downside Hedged ETF and Invesco Top QQQ ETF). The Adviser also has entered into an investment sub-advisory agreement with each of Invesco Senior Secured Management, Inc. (“ISSM”) and Invesco Management S.A., each an affiliate of the Adviser (“IMSA,” and collectively with Invesco Advisers and ISSM, each a “Sub-Adviser” and collectively, the “Sub-Advisers”) to serve as investment sub-adviser to the Invesco AAA CLO Floating Rate Note ETF and the Invesco Global Equity Net Zero ETF, respectively. Each Sub-Adviser is an indirect wholly-owned subsidiary of Invesco Ltd. and is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").
Each Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares set forth in the Fund’s Prospectus (each, a “Creation Unit” or a “Creation Unit Aggregation”).
Invesco Active U.S. Real Estate ETF, Invesco Comstock Contrarian Equity ETF, Invesco Global Equity Net Zero ETF, Invesco International Growth Focus ETF and Invesco SteelPath MLP & Energy Infrastructure ETF generally issue and redeem Creation Units principally in exchange for a designated basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees; however, the Fund also reserves the right to permit or require Creation Units to be issued or redeemed for cash.
Invesco AAA CLO Floating Rate Note ETF, Invesco Core Fixed Income ETF, Invesco High Yield Systematic Bond ETF, Invesco Intermediate Municipal ETF, Invesco Managed Futures Strategy ETF, Invesco Rochester® High Yield Municipal ETF, Invesco Short Duration Total Return Bond ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF generally issue and redeem Creation Units principally for cash calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”) plus certain transaction fees; however, each Fund also reserves the right to permit or require Creation Units to be issued or redeemed in exchange for Deposit Securities together with the deposit of a Cash Component.
Invesco MSCI EAFE Income Advantage ETF, Invesco QQQ Hedged Advantage ETF, Invesco QQQ Income Advantage ETF, Invesco S&P 500® Downside Hedged ETF, Invesco S&P 500 Equal Weight Income Advantage ETF and Invesco Top QQQ ETF issue and redeem Creation Units partially in exchange for Deposit Securities together with the deposit of a Cash Component and partially for Deposit Cash, plus certain transaction fees; however, each Fund also reserves the right to permit or require Creation Units to be issued and redeemed in exchange principally for Deposit Cash or principally for Deposit Securities and a Cash Component.
To the extent that a Fund issues or redeems Creation Units in exchange for Deposit Securities, it may issue Shares in advance of receipt of such Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. To offset the added brokerage and other transaction costs a Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Funds may impose transaction fees that generally are higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”
Shares of Invesco Active U.S. Real Estate ETF, Invesco Global Equity Net Zero ETF, Invesco MCSI EAFE income Advantage ETF, Invesco S&P 500® Downside Hedged ETF, Invesco S&P 500 Equal Weight Income Advantage ETF, Invesco Total Return Bond ETF and Invesco Ultra Short Duration ETF are listed and trade throughout the day on NYSE Arca, Inc. (“NYSE Arca”); Shares of Invesco High Yield Systematic Bond ETF, Invesco QQQ Hedged Advantage ETF, Invesco QQQ Income Advantage ETF, Invesco Top QQQ ETF and Invesco Variable Rate Investment Grade ETF are listed and trade throughout the day on The Nasdaq Stock Market LLC (“Nasdaq”); and Shares of Invesco AAA CLO Floating Rate Note ETF, Invesco Comstock Contrarian Equity ETF, Invesco Core Fixed Income ETF, Invesco Intermediate Municipal ETF, Invesco International Growth Focus ETF, Invesco Managed Futures Strategy ETF, Invesco Rochester® High Yield Municipal ETF, Invesco Short Duration Total Return Bond ETF and Invesco SteelPath MLP & Energy Infrastructure ETF are listed and trade throughout the day on Cboe BZX Exchange, Inc. (“Cboe” and, collectively with NYSE Arca and Nasdaq, each an "Exchange", and together, the “Exchanges”). Shares trade on the Exchanges at market prices that may be below, at or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.
Invesco Total Return Bond ETF and Invesco Ultra Short Duration ETF are each a successor to a corresponding predecessor fund as a result of a reorganization that was consummated after the close of business on April 6, 2018.
The following table summarizes the Funds’ name changes during the past five years (as applicable):

Fund	Fund History
Invesco High Yield Systematic Bond ETF	Prior to February 23, 2026, the Fund was known as Invesco High Yield Bond Factor ETF.
Invesco Rochester® High Yield Municipal ETF	Prior to February 20, 2025, the Fund was known as Invesco Municipal Strategic Income ETF.

Fund	Fund History
Invesco Short Duration Total Return Bond ETF	Prior to February 20, 2025, the Fund was known as Invesco Short Duration Bond ETF.
EXCHANGE LISTING AND TRADING
There can be no assurance that a Fund will continue to meet the requirements of its Exchange necessary to maintain the listing of its Shares. The Exchanges may, but are not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares (for each Cboe-listed Fund, there must be fewer than 50 beneficial owners for at least 30 consecutive trading days); (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of an Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the relevant Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.
INVESTMENT RESTRICTIONS
The Funds have adopted as fundamental policies the investment restrictions numbered (1) through (9) below. Except as noted below, each Fund, as a fundamental policy, may not:
(1) With respect to the Diversified Funds, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. government, its agencies or instrumentalities).
(2) With respect to the Diversified Funds, as to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
(3)(a) With respect to Invesco Active U.S. Real Estate ETF, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except that the Fund will invest 25% or more of the value of its total assets in securities of companies that are principally engaged in the U.S. real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(b) With respect to Invesco S&P 500® Downside Hedged ETF, invest more than 25% of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(c) With respect to Invesco AAA CLO Floating Rate Note ETF, Invesco Comstock Contrarian Equity ETF, Invesco Core Fixed Income ETF, Invesco Global Equity Net Zero ETF, Invesco High Yield Systematic Bond ETF, Invesco Intermediate Municipal ETF, Invesco International Growth Focus ETF, Invesco Managed Futures Strategy ETF, Invesco Rochester® High Yield Municipal ETF, Invesco Short Duration Total Return Bond ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(d) With respect to Invesco MSCI EAFE Income Advantage ETF, Invesco QQQ Hedged Advantage ETF, Invesco QQQ Income Advantage ETF, Invesco S&P Equal Weight Income Advantage ETF and Invesco Top QQQ ETF, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that any Index that the Fund’s portfolio or portion thereof replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(e) With respect to Invesco SteelPath MLP & Energy Infrastructure ETF, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except that the Fund will invest more than 25% of the value of its net assets in securities of companies that are principally engaged in the group of industries that comprise the energy sector. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(4)(a) With respect to Invesco Active U.S. Real Estate ETF and Invesco S&P 500® Downside Hedged ETF, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may be deemed to involve a borrowing, to the extent permitted under the 1940 Act.
(b) With respect to Invesco AAA CLO Floating Rate Note ETF, Invesco Comstock Contrarian Equity ETF, Invesco Core Fixed Income ETF, Invesco Global Equity Net Zero, Invesco High Yield Systematic Bond ETF, Invesco Intermediate Municipal ETF, Invesco International Growth Focus ETF, Invesco Managed Futures Strategy ETF, Invesco MSCI EAFE Income Advantage ETF, Invesco QQQ Hedged Advantage ETF, Invesco QQQ Income Advantage ETF, Invesco Rochester® High Yield Municipal ETF, Invesco S&P 500 Equal Weight Income Advantage ETF, Invesco Short Duration Total Return Bond ETF, Invesco SteelPath MLP & Energy Infrastructure ETF, Invesco Top QQQ ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF, borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.
(5) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.
(6) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.
(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).
(8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(9) Issue senior securities, except as permitted under the 1940 Act.
Except for restrictions (4)(a) and (b), (6)(iii) and (9), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (4)(a) and (b), (6)(iii) and (9), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received), less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).
For purposes of classifying a Fund as either a “diversified company” or a “non-diversified company” (as such terms are defined in the 1940 Act), the ultimate issuer of debt securities is determined by the Adviser based on certain factors, such as responsibility for the payment of the obligations of such securities and whether such issuer’s assets and revenues principally back those obligations, and/or other available information.
For purposes of Invesco Intermediate Municipal ETF’s investment restriction (3)(c) above related to industry concentration, investments in tax-exempt municipal securities where the payment of principal and interest for such securities is derived solely from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government are subject to the Fund’s industry concentration policy.
The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.
In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental investment restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund, except as otherwise noted below, may not:
(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.
(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.
(3) With respect to each Fund purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.
(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.
(5) Invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments.
The investment objective of each Fund, other than Invesco Rochester® High Yield Municipal ETF and Invesco Intermediate Municipal ETF, is a non-fundamental policy that can be changed by the Board without approval by shareholders upon 60 days’ prior written notice to shareholders. The investment objective of Invesco Rochester® High Yield Municipal ETF and Invesco Intermediate Municipal ETF is fundamental and may not be changed without shareholder approval.
In accordance with the 1940 Act and the rules thereunder, certain Funds have adopted a policy to invest, under normal circumstances, at least 80% of the value of their net assets, plus the amount of any borrowing for investment purposes, in the particular types of securities, and/or in securities of companies operating in the particular industries, economic sectors, countries or geographical regions, that are suggested by the Fund's name, as further described below (each, an “80% investment policy”):

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Invesco AAA CLO Floating Rate Note ETF has adopted a policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate note securities issued by collateralized loan obligations that are rated AAA (or equivalent by a nationally recognized statistical rating organization (“NRSRO”)) at the time of purchase,
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Invesco Active U.S. Real Estate ETF has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in real estate securities,
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Invesco Comstock Contrarian Equity ETF has adopted a policy to invest, under normal market conditions, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, and in derivatives and other instruments that have economic characteristics similar to such securities,
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Invesco Core Fixed Income ETF has adopted a policy to invest, under normal market conditions, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed-income securities and in derivatives and other instruments that have economic characteristics similar to such securities,
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Invesco Global Equity Net Zero ETF has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of companies that have or seek to have a positive impact on the carbon economy through their current and/or planned efforts to reduce global greenhouse gas emissions, which, in turn, are anticipated to contribute to the overall transition to a “net zero” economy (“Net Zero Committed Companies”) and in derivatives and other instruments that have economic characteristics similar to equity securities of Net Zero Committed Companies,
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Invesco High Yield Systematic Bond ETF has a adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in the types of securities (i.e., high-yield, below investment grade fixed-income securities) suggested by the Fund’s name, and in derivatives and other instruments that have economic characteristics similar to such securities,
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Invesco Intermediate Municipal ETF has adopted a policy to invest, under normal market conditions, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal income taxes (municipal securities) and in derivatives and other instruments that have economic characteristics similar to such securities,
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Invesco International Growth Focus ETF has adopted a policy to invest, under normal market conditions, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities of growth companies and in derivatives and other instruments that have economic characteristics similar to such securities,
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Invesco Rochester® High Yield Municipal ETF has adopted a policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from federal income tax (municipal securities), and in derivatives and other instruments that have economic characteristics similar to such investments,
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Invesco Short Duration Total Return Bond ETF has adopted a policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities, and in derivatives and other instruments that have economic characteristics similar to such securities,
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Invesco SteelPath MLP & Energy Infrastructure ETF has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowing for investment purposes, in master limited partnership (“MLP”) investments and securities issued by energy infrastructure companies and in derivatives and other instruments that have economic characteristics similar to MLP investments or securities issued by energy infrastructure companies,
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Invesco Total Return Bond ETF has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in fixed income instruments, which may be represented by certain derivative instruments, and also include exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) that invest substantially all of their assets in fixed income instruments (which may include ETFs and CEFs affiliated with the Fund),
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Invesco Ultra Short Duration ETF has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and in ETFs and CEFs that invest substantially all of their assets in fixed income securities,
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Invesco Variable Rate Investment Grade ETF has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes), in variable rate, investment grade fixed income securities.
Each such Fund’s 80% investment policy, except Invesco Rochester® High Yield Municipal ETF and Invesco Intermediate Municipal ETF, is non-fundamental. The Board may change each Fund’s 80% investment policy without shareholder approval, upon 60 days’ prior written notice to shareholders. The 80% investment policy for Invesco Rochester® High Yield Municipal ETF and Invesco Intermediate Municipal ETF is fundamental and may not be changed without shareholder approval.
INVESTMENT STRATEGIES AND RISKS
Unlike conventional ETFs, each Fund is “actively managed” and does not seek to replicate the performance of a specified index. The Funds seek to achieve their respective investment objectives by investing in securities included in their respective investment universe.
Additionally, during times of adverse market, economic, political or other conditions, each Fund may depart temporarily from its principal investment strategies (such as by maintaining a significant uninvested cash position that may include investments in unaffiliated or affiliated money market funds) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost investment opportunities. During these periods, such Fund may not achieve its investment objective.
A discussion of each Fund’s investment strategies and the risks associated with an investment in the Fund is contained in the “Summary Information—Principal Investment Strategies,” “Summary Information— Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Strategies and Risks” sections of each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, those sections of a Fund’s Prospectus. To the extent a Fund invests in other funds, the Fund will be subject to the risks associated with such other funds, including these set forth below.
An investment in the Funds should be made with an understanding that the value of the Funds’ portfolio holdings may fluctuate in accordance with changes in the value of the Funds’ portfolio holdings or other instruments or changes in the financial condition of the issuers of those portfolio holdings and other factors that affect the market, as applicable.
An investment in each Fund also should be made with an understanding of the risks inherent in an investment in securities, derivative instruments and other assets, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). The Funds’ portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions of the companies issuing the securities change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide. Because Invesco MSCI EAFE Income Advantage ETF, Invesco QQQ Hedged Advantage ETF, Invesco QQQ Income Advantage ETF, Invesco S&P 500® Downside Hedged ETF, Invesco S&P 500 Equal Weight Income Advantage ETF and Invesco Top QQQ ETF issue and redeem Creation Units partially in-kind and partially for cash, and because Invesco AAA CLO Floating Rate Note ETF, Invesco Core Fixed Income ETF, Invesco High Yield Systematic Bond ETF, Invesco Intermediate Municipal ETF, Invesco Managed Futures Strategy ETF, Invesco Rochester® High Yield Municipal ETF, Invesco Short Duration Total Return Bond ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF issue and redeem Creation Units principally for cash, they may incur higher costs in buying and selling securities than if they issued and redeemed Creation Units principally in-kind.
Bank Capital Securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred stock. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.
Bank Instruments. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit (“CD”) is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a nonnegotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.
Bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) either periodically (e.g., an amortizing bond) or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. Some bonds may be “callable”—i.e., an issuer may have the right to redeem or “call” a bond before maturity. In such cases, the investor may have to reinvest the proceeds at lower market rates.
Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds, commonly known as “floating-rate” or “variable-rate” bonds, bear income at an interest rate that is adjusted periodically, either at specific intervals (e.g., step-up bonds, which pay an initial, fixed coupon rate for a stated period, then a higher, pre-determined rate for subsequent periods) or upon the occurrence of a certain event (e.g., event-driven, rating-driven, and registration-driven bonds, which may change coupon rates upon the occurrence or non-occurrence of specified events, such as rating changes, failure to register a bond, or failure to complete a merger). Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds.
Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral). Some bonds may have embedded put options (i.e., a “puttable bond”)

granting the holder the right to demand early repayment of principal. To repay the debt obligation represented by a bond, a company may establish a “sinking fund,” which represents revenue set aside over a period of time to repay such debt.
The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.
Borrowing. Each Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund's return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's portfolio securities.
Given the nature of its investments, Invesco AAA CLO Floating Rate Note ETF has entered into a committed, unsecured line of credit with a syndicate of banks led by State Street Bank and Trust Company. Invesco AAA CLO Floating Rate Note ETF currently participates in this line of credit with another Invesco ETF. The line of credit permits borrowings up to specified limits. The Adviser believes that, in the event of abnormally heavy redemption requests, Invesco AAA CLO Floating Rate Note ETF’s borrowing ability under this line of credit would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely. Invesco AAA CLO Floating Rate Note ETF will bear any interest expenses associated with the line of credit should the Fund resort to borrowing from the line of credit. The Adviser will pay the set-up fees and the commitment fee based on the commitment amount.
Under the 1940 Act, a registered investment company can borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling securities under these circumstances may result in a Fund having a lower NAV per Share.
CFTC Regulation. Rule 4.5 of the Commodity Exchange Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Funds, to rely on an exclusion that would not require its investment adviser to register with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions).
The Adviser has claimed exclusion on behalf of the Funds (except Invesco S&P® 500 Downside Hedged ETF and Invesco Managed Futures Strategy ETF) under Rule 4.5; however, because Invesco S&P 500® Downside Hedged ETF and Invesco Managed Futures Strategy ETF do not use futures contracts solely for “bona fide hedging purposes,” nor limit their use of positions in futures contracts in accordance with the requirements of Rule 4.5, the Funds are unable to rely on the exclusion from Rule 4.5 and therefore are subject to regulation under the CEA and CFTC rules as commodity pools. The Adviser is registered as a CPO with respect to each of the Invesco S&P 500® Downside Hedged ETF and Invesco Managed Futures Strategy ETF, and each Fund operates  in accordance with CFTC rules. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while the

Adviser’s registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, each of Invesco S&P 500® Downside Hedged ETF’s and Invesco Managed Futures Strategy ETF's status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Funds to achieve their respective investment objective.
Moreover, with the Adviser registered as a CPO, each of Invesco S&P 500® Downside Hedged ETF and Invesco Managed Futures Strategy ETF is subject to dual regulation by the CFTC and the SEC. CPOs of registered investment companies, such as this Fund, are permitted under the CFTC's harmonization rules to rely on substituted compliance, whereby compliance with certain SEC rules is deemed compliant with certain CFTC rules with respect to disclosure and reporting requirements. The CFTC’s harmonization rules relating to disclosure and reporting requirements between the CFTC and the SEC are not expected to materially affect the ability of the Fund to achieve its investment objective within the constraints of the dual regulation. If the Fund was to experience difficulty in implementing its investment strategy or achieving its investment objective, the Adviser may recommend that the Board reorganize or close the Fund or to materially change the Fund’s investment objective and strategy.
China Investment Risk. The value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, including the lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region, lack of publicly available information, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect its public and private sector companies. In the past, the Chinese government has, from time to time, taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well. As a result, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies. Further, public health emergencies resulting in markets closures, travel restrictions, quarantines or other interventions, such as the coronavirus (“COVID-19”) outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. In addition, any reduction in spending on Chinese products and services, institution of tariffs, sanctions, capital controls, embargoes, trade wars, or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
China, including Hong Kong, is designated as a “foreign adversary” of the United States under U.S. regulations, a designation that subjects certain transactions involving information and communications technology to heightened scrutiny and the potential that such transactions may be prohibited. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the United States, may negatively impact the value and liquidity of such securities held by the Fund. Further, from time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or require the Fund to sell (or conversely, prevent the Fund from purchasing or selling) the securities of the company.

China A-Share Investment Risk. The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to as the Stock Connect Program) are securities trading and clearing programs through which the Fund can trade eligible listed China A-shares. Investing in A-shares through the Stock Connect Program is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. Trading through the Stock Connect Program is subject to the daily quota, which may restrict or preclude the Fund's ability to invest in Stock Connect securities. Foreign investors, individually and in the aggregate, are subject to ownership limitations from Shanghai or Shenzhen listed companies, including those purchased through the Stock Connect Program. Once the daily quota is reached, orders to purchase additional China A-shares through the Stock Connect Program will be rejected.
Chinese Variable Interest Entity Investment Risk. Many Chinese companies have created a special structure, which is based in China, known as a variable interest entity (“VIE”) as a means to circumvent limits on direct foreign ownership of equity in Chinese operating companies in certain sectors, such as internet, media, education and telecommunications, imposed by the Chinese government. Typically in such an arrangement, a China-based operating company establishes an offshore “holding” company in another jurisdiction that likely does not have the same disclosure, reporting, and governance requirements as the United States. The holding company issues shares, i.e., is “listed”, on a foreign exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. The listed holding company enters into service and other contracts with the China-based operating company, typically through the China-based VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited sector in China. The operations and financial position of the VIE are included in consolidated financial statements of the listed holding company. Foreign investors, including mutual funds and ETFs (such as the Fund), hold stock in the listed holding company rather than directly in the China-based operating company.
The VIE structure allows foreign shareholders to exert a degree of control and obtain economic benefits arising from the operating company but without formal legal ownership because the listed holding company’s control over the operating company is predicated entirely on contracts with the VIE. The listed holding company is distinct from the underlying operating company, and an investment in the listed holding company represents exposure to a company that maintains service contracts with the operating company, not equity ownership.
Investments in companies that use VIEs may pose additional risks because the investment is made through the listed holding company’s service and other contractual arrangements with the underlying Chinese operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. The contractual arrangements between the VIE and the operating company may not be as effective in providing operational control as direct equity ownership. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs historically have not been formally recognized under Chinese law. The owners of the VIE could decide to breach the contractual arrangements with the listed holding company and it is uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect the Fund’s returns and NAV.
The Chinese government previously placed restrictions on China-based companies raising capital offshore in certain sectors, including through VIEs, and investors face uncertainty about future actions by the Chinese government that could significantly affect the operating company’s financial performance and the enforceability of the contractual arrangements underlying the VIE structure. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or whether any new laws, rules or regulations relating to VIE structures will be adopted and what impact such laws may have on foreign investors. There is a risk that China might prohibit the existence of VIEs or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of any associated portfolio holdings would likely suffer substantial, detrimental, and possibly permanent loss.
Chinese companies, including those listed on U.S. exchanges, are generally not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about VIEs may be less reliable or complete. Foreign companies with securities listed on U.S. exchanges, including those that utilize VIEs, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board and the U.S. government, which could significantly decrease the liquidity and value of such securities. Actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the liquidity and value of such securities.
Collateralized Debt Obligations (“CDOs”). A CDO is an asset-backed security (“ABS”) whose underlying collateral is typically a portfolio of bonds, bank loans, commercial real estate, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a CBO. Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a CLO. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related securities and ABS below. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
Collateralized Loan Obligations (“CLOs”). A collateralized loan obligation (“CLO”) is another type of ABS. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants.
The portfolio of underlying loans generates cash flow that is allocated among two or more separate debt and equity classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Because CLOs and the underlying loan obligations often are subject to various restrictions on transfer and sale, they potentially may be less liquid than other types of securities. During periods of limited liquidity and higher price volatility, a Fund’s ability to acquire or dispose of CLOs at a price and time it deems advantageous may be severely impaired. CLOs generally are considered to be longer term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which a Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default, or be downgraded, if rated by a NRSRO; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. CLOs are also subject to call risk, as the majority investor in the equity tranche of a CLO typically can redeem its investment in full after a certain period time. If a CLO held by the Fund is called, the Fund may have to reinvest the proceeds at a disadvantageous time.
Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), or Federal National Mortgage Corporation (“FNMA”), and their income streams.
CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (issuer) issues multiple series (i.e., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond is currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.
FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet the FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
Classes of CMOs may also include interest only securities (IOs) and principal only securities (POs). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.
CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and a Fund may not receive all or part of its principal.
Commercial Instruments. Commercial instruments include commercial paper, asset- backed commercial paper and other short-term corporate instruments. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper may be traded in the secondary market after its issuance. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.
Commodity Exposure. Certain Funds may gain exposure to commodities, which may include investments in ETFs and exchange-traded notes (“ETNs”). Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. Factors that may significantly affect the prices of commodities include, but are not limited to: global supply and demand; domestic and international interest rates and investors’ expectations of interest rates; inflation rates and investors’ expectations of inflation rates; the investment and trading activities of commodity futures contracts; political, economic, or financial events, both globally and regionally. Investments in commodities entail the risk that the Funds may not qualify as a “regulated investment company” under the Code, and its income may become subject to federal income taxes, reducing returns to shareholders.
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal

Revenue Service (“IRS”) and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Equity securities may include:
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Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks usually do not have voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of preferred stock take precedence over the claims of those who own common stock, but are subordinate to those of bond owners.
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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
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Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than do investments in larger capitalization companies. This increased risk may be due to greater business risks customarily associated with a smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter (“OTC”) market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.
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Master Limited Partnerships (“MLPs”). MLPs are generally limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
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Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
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Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a price lower than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Artificial Intelligence Risk. The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively “AI Technologies”), may adversely impact markets, the overall performance of a Fund's investments, or the services provided to a Fund by its service providers (including, without limitation, a Fund’s investment adviser, sub-adviser, fund accountant, custodian, or transfer agent). For example, issuers in which a Fund invests and/or service providers to the Funds may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for a Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI Technologies could impact the market as a whole, including by way of use by malicious actors for market manipulation, fraud and cyberattacks, and may face regulatory scrutiny in the future, which could limit the development of this technology and impede the growth of companies that develop and use AI.
To the extent a Fund invests in companies that are involved in various aspects of AI Technologies, it is particularly sensitive to the risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI Technologies also may rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Actual usage of AI Technologies by a Fund’s service providers and issuers in which a Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.
Counterparty Risk. Certain of a Fund’s investments in derivatives (such as swaps and forward contracts) may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, a Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with a Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Corporate Bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit-Linked Notes. Certain Funds may invest in credit-linked notes, which are a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit- linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the

Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Funds or their service providers (including, without limitation, a Fund’s investment adviser, sub-adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.
Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.
Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. Although the Funds’ service providers may have established business continuity plans and risk management systems to mitigate cybersecurity risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. The Funds and their shareholders could be negatively impacted as a result.
The rapid development and increasingly widespread use of AI Technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.
Defaulted Securities. Defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in defaulted securities, a Fund may be required to participate in legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities. This could increase operating expenses and adversely affect net asset value. Risks of defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer. Investments in defaulted securities generally will also be considered illiquid investments subject to the limitations described herein, except as otherwise may be determined under the Trust’s applicable policies and procedures.
Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations.
Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund that invests in derivatives may change quickly and without warning. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If a Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of a Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with a Fund. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Fund’s taxable income or gains, and may limit or prevent a Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require a Fund to change its investment strategy. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. To the extent that a Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case a Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. A Fund’s use of derivatives may be limited by the requirements for taxation of a Fund as a regulated investment company.
Distressed Debt Securities. Certain Funds may invest in distressed debt securities. Distressed debt securities are securities that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or that are rated in the lower rating categories by one or more NRSROs (for example, Ca or lower by Moody’s Ratings (“Moody’s”) and CC or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are in the judgment of the Adviser or Sub-Adviser of equivalent quality.
Investment in distressed securities is speculative and involves significant risks. A Fund will generally make such investments only when the Adviser or Sub-Adviser believes it is reasonably likely that the issuer of the distressed securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which a Fund will receive new securities in return for the distressed securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. Additionally, a significant period of time may pass between the time at which a Fund makes its investment in distressed securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that a Fund would receive any interest payments on the distressed securities, and the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed. A Fund may be required to bear certain extraordinary expenses to protect and recover its investment and therefore, the Fund’s ability to achieve current income for its shareholders may be diminished.
A Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. A Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.
Duration and Maturity of a Fund’s Portfolio. Duration is a measure of the expected life of a security on a current-value basis expressed in years, using calculations that consider the security’s yield, coupon interest payments, final maturity and call features.

While a debt security’s maturity can be used to measure the sensitivity of the security’s price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security’s payments of interest or principal prior to maturity. Duration, on the other hand, measures the length of the time interval from the present to the time when the interest and principal payments are scheduled to be received (or, in the case of a mortgage-related security, when the interest and principal payments are expected to be received). Duration calculations weigh the present value of each such payment by the time in years until such payment is expected to be received. If the interest payments on a debt security occur prior to the repayment of principal, the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturity are equal. Absent other factors, the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the yield-to-maturity of the debt security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.
Futures, options and options on futures in general have durations that are closely related to the duration of the securities that underlie them. Holding long futures positions or call option positions will tend to lengthen the portfolio’s duration.
In some cases the standard effective duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years. However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest coupon rate is reset. In the case of mortgage pass-through securities, the stated final maturity of the security is typically 30 years, but current rates of prepayments are more important to determine the security’s interest rate exposure. In these and other similar situations, the investment adviser will use other analytical techniques that consider the economic life of the security as well as relevant macroeconomic factors (such as historical prepayment rates) in determining a Fund’s effective duration.
Environmental, Social and Governance (ESG) Considerations. The ESG considerations described herein might not be used by a Fund and will vary depending on a Fund’s particular investment strategy and in accordance with what a Fund’s investment team deems relevant when making investment decisions. The ESG considerations described herein may not be applied or evaluated with respect to each issuer or Fund investment. Further, a Fund’s Prospectus may describe additional ESG strategies and risks.
ESG considerations, either quantitative or qualitative, may be utilized as a component of a Fund’s investment process to implement its investment strategy in pursuit of its investment objective. ESG factors may be incorporated to evaluate an issuer, as part of risk analysis, credit analysis or in other manners. ESG factors may vary across types of investments and issuers, and not every ESG factor may be identified or evaluated. The incorporation of ESG factors may affect a Fund’s exposure to certain issuers or industries and may not work as intended. A Fund may underperform other funds that do not assess an issuer’s ESG factors as part of the investment process or that use a different methodology to identify and/or incorporate ESG factors. Because ESG considerations may be used as one part of an overall investment process, a Fund may still invest in securities of issuers that are not considered ESG-focused or that may be viewed as having a high ESG risk profile. As investors can differ in their views regarding ESG factors, a Fund may invest in issuers that do not reflect the views with respect to ESG of any particular investor. Information used by a Fund to evaluate such factors, including information used in reliance on third-party research and/or proprietary research, may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic, which could negatively impact a Fund’s ability to accurately assess an issuer, which could negatively impact a Fund’s performance. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance.
ETFs Risk. The Funds may invest in other ETFs. A Fund’s investment performance may depend on the investment performance of the ETFs in which it invests. Similarly, a Fund may be subject to the risks associated with those ETFs. A Fund will pay indirectly a proportional share of the fees and expenses of the ETFs in which it invests, while continuing to pay its own unitary management fee. As a result, shareholders indirectly will absorb duplicate levels of fees with respect to investments in other ETFs. In addition, at times certain segments of the market represented by the ETFs in which a Fund invests may be out of favor and underperform other segments.
ETN Risk. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index, minus applicable fees; no period coupon payments are distributed and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and other economic, legal, political or geographic events. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to credit risk, whereby a Fund could lose money if the issuer of a note is unable to pay interest or repay principal when it is due.
Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, exchange-traded fund or an index or basket of securities (underlying securities)) and one or more related equity derivatives, such as put or call options, or a combination thereof. Unlike a direct investment in equity securities, ELNs have a maturity date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability. Upon the maturity of an ELN, the Fund generally receives an interest coupon payment and the par value of the note plus or minus a return based on the performance of the underlying securities and the related equity derivatives. If the underlying securities have depreciated in value or if their price appreciates or depreciates outside of a preset range, depending on the type of ELN, the Fund may receive only the principal amount of the note or less than the principal amount of the note, or may even lose the entire principal invested in the ELN. A Fund will only invest in ELNs for which the underlying security is a permissible investment for the Fund in accordance with its investment policies and restrictions.
Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the price of the ELN. ELNs may also be less liquid than more traditional investments and the Fund may be unable to sell ELNs at a desirable time or price. ELNs may be subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act. The price of an ELN may not correlate with the price of the underlying securities or a fixed-income investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. The Adviser’s ability to accurately forecast movements in the underlying securities will determine the success of the Fund’s ELNs investments.
ELNs utilized by the Fund may involve synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying securities, could magnify or otherwise increase investment losses to the Fund and result in losses on the ELN that exceed the losses on the underlying securities. The economic leverage associated with investments in ELNs is distinguishable from indebtedness leverage in that it does not expose the Fund to losing more than the principal amount of the ELN. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment. In addition, investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of the underlying securities. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying securities directly.

Foreign Currency Transactions. Transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
Foreign Investment Risks. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund’s income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect the investments of a Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.
Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser or Sub-Adviser will consider such difficulties when determining the allocation of a Fund’s assets.
Foreign Government Obligations. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above under “Foreign Investment Risks.” Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds.” The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may impair the debtor’s ability or willingness to service its debts.

Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency transactions (a) in anticipation of, or to protect itself against, fluctuations in exchange rates or (b) to increase or decrease its exposure to foreign currencies. A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars, at a specified exchange rate on a future date. Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may enter into forward foreign currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.
At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contracts may or may not be effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. These contracts are known as “non-deliverable forwards”.
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of commodity interests. Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public execution facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of commodity interests. However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, margin requirements, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above.
The cost to a Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, differences in prevailing interest rates in the jurisdictions associated with the two currencies and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.
Futures. Futures contracts are used to simulate full investment, to facilitate trading or to reduce transaction costs.
Futures contracts provide for the future sale by one party and purchase by another party (a “Counterparty”) of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are futures contracts based on indices that reflect the market value of common stock of the firms included in the indices. This type of futures contract differs from over-the-counter futures contracts (“OTC futures”), which are negotiated directly with a Counterparty. As such, investments in stock index futures contracts do not subject a Fund to the standard counterparty risks of OTC futures, which include the risk that the Counterparty will default on its obligations. In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, a Fund’s obligation is to the clearinghouse, and a Fund will look to the clearinghouse to satisfy a Fund’s rights under the futures contract.
To the extent that a Fund does invest in OTC futures, it will be subject to credit risk with respect to a Counterparty. A Fund may obtain only a limited recovery, or no recovery at all, or may experience significant delays in obtaining recovery if a futures contract Counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under the OTC futures contract.

A futures contract provides for a specified settlement month in which the cash settlement is made or in which the underlying asset or financial instrument is to be delivered by the seller (whose position is therefore described as “short”) and acquired by the purchaser (whose position is therefore described as “long”). There is no purchase price paid or received on the purchase or sale of a futures contract. Instead, an amount of cash or cash equivalents must be deposited with the broker as “initial margin.” This amount varies based on the requirements imposed by the exchange clearing houses, but may be lower than 5% of the notional value of the contract. This margin deposit provides collateral for the obligations of the parties to the futures contract. This initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
Futures and Options. Certain Funds may utilize exchange-traded futures and options contracts and swap agreements.
An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option in the case of an American option, or only upon the expiration date in the case of a European option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.
The Invesco Total Return Bond ETF may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Invesco Total Return Bond ETF does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Invesco Total Return Bond ETF, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.
There is the risk of loss by the Invesco Total Return Bond ETF of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Sub-Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.
Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.
General Risks of Futures. The use of futures contracts involves special considerations and risks, as described below.
(1) Successful use of hedging and non-hedging transactions depends upon the Adviser’s or Sub-Adviser’s ability to correctly predict the direction of changes in the value of the applicable markets and securities. There can be no assurance that any particular hedging strategy will succeed.
(2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as a futures contract) and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.
(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.
(4) There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.
(5) As described above, a Fund might be required to make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to make such payments until the position expired or matured. The requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
(6) There is no assurance that a Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.
(7) Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions.
High Yield Debt Securities. Certain Funds may invest in high yield debt securities, which are rated below investment grade and commonly are known as “junk bonds.” Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility in the NAV of a Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities.
The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield debt security, and could adversely affect the daily NAV per share of a Fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.
The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
Hybrid Instruments. Certain Funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.
Illiquid Investments. Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. For purposes of this 15% limitation, illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, the appropriate level of liquidity is being maintained, and will take steps to ensure it adjusts its liquidity consistent with the policies and procedures adopted by the Trust on behalf of the Funds. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Inflation-Linked Securities. Certain Funds may invest in inflation-linked securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.
Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.
Inverse Floating Rate Obligations. Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined fixed rate, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The inverse floating rate obligations in which a Fund may invest include residual interest bonds, tender option bonds (TOBs) or municipal bond trust certificates. Such instruments are typically created by a special purpose trust (the TOB Trust) that holds long-term fixed rate bonds, which are sold by a Fund to the TOB Trust (the “underlying security”), and that in turn sells two classes of beneficial interests: short-term floating rate interests, which are sold to or held by third party investors (Floaters), and inverse floating residual interests, which are purchased by the Funds (Residuals). The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust and a Fund (as holder of the Residuals) is paid the residual cash flow from the bonds held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par value at specified intervals and bear interest at prevailing short-term interest rates. A Fund (as holder of the Residuals) is paid the residual cash flow from the bonds held by the TOB Trust. As such, the

Residuals provide the Fund with leveraged exposure to the underlying security. Like most other fixed-income securities, the value of Residuals will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the value of Residuals typically changes at a multiple of the change in the value of the underlying security. Thus, any increase in interest rates causes a correspondingly greater drop in the value of a Residual while a drop in interest rates causes a correspondingly greater increase in the value of a Residual. Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate obligations have varying degrees of liquidity.
The primary risks associated with Residuals are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in the Residuals. In certain instances, the Floaters created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering such Floaters for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust may be collapsed, with the underlying security (or a potion thereof) sold by the TOB Trust to pay such holders, and the Fund may be required to repay the principal amount of the tendered Floaters not fully redeemed by the liquidation proceeds (which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation). The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause a Fund to lose more money than the amount it has invested in the Residual, and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain Residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the collapse of a TOB Trust resulting from a mandatory tender event. The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the Floaters issued by the TOB Trust.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing certain services to TOB Trusts, which constitute covered funds under the Volcker Rule. A new TOB structure is being utilized by a Fund wherein the Fund, as holder of the Residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may alternatively be performed by a non-bank third-party service provider. A Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered Floaters. The TOB Trust, not a Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, a Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.
Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the Risk Retention Rules), which apply to TOB Trusts. The Risk Retention Rules require the sponsor of a TOB Trust, which is deemed to be the Fund, to retain at least 5% of the credit risk of the underlying security held by the TOB Trust. As applicable, the Funds have adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to a Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.
Investment in a Subsidiary. Invesco Managed Futures Strategy ETF will obtain futures contract exposure through investments in its Subsidiary, which may not exceed 25% of the Fund’s total assets at the end of each tax year quarter. The Subsidiary may invest in commodity-linked futures contracts, and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s positions. Unlike the Fund, the Subsidiary may invest without limitation in such futures contracts. The Subsidiary otherwise is subject to the same general investment policies and restrictions as the Fund. Except as noted, references to the investment strategies of the Fund include the investment strategies of the Subsidiary. The Subsidiary is not registered under the 1940 Act. As an investor in the Subsidiary, the Fund, as the Subsidiary’s sole shareholder, will not have the protections offered to investors in registered investment companies. The Board has oversight responsibility for the investment activities of the Fund, including its investments in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary.
Also, in managing the Subsidiary’s portfolio, the Adviser is subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders.
Lending Portfolio Securities. From time to time, a Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.
Although voting rights may pass with the lending of portfolio securities, a Fund will be entitled to call loaned securities, or otherwise obtain rights to vote or consent, when deemed necessary by the Adviser with respect to a material event affecting securities on loan. A Fund will receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.
Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).
Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”
Leverage Risk. Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction. Leverage may cause the portfolios of the Funds to be more volatile than if a portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by a Fund. The use of some derivatives may result in economic leverage, which does not result in the possibility of a Fund incurring obligations beyond its initial investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unleveraged instrument.
Loans. Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans often are obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.
Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If a Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means it receives a return at the full interest rate for the loan. If a Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan.
When a Fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.
When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.
A participation interest represents a fractional interest in a loan held by the lender selling the participation interest. In the case of participations, a buyer will not have any direct contractual relationship with the borrower, and its rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce such rights upon a default. A Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.
A Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender's regulator against payments received from the borrower. In the event of the borrower's bankruptcy, the borrower's obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.
Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.
Certain loans will be secured and senior to other indebtedness of a borrower. Each loan generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser or Sub-Adviser. The value of collateral may decline after the Fund's investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.
Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate, such as SOFR or an ARR. For example, if SOFR was 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%.
Although a base rate such as SOFR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.
Senior loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of senior loans may be considerably less than their stated maturity.
Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents typically are paid fees by the borrower for their services.
The agent is responsible primarily for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally also is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. A Fund normally relies on the agent to collect principal of and interest on a senior loan. Furthermore, a Fund may also rely in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower's financial condition. Insolvency of the agent or other persons positioned between a Fund and the borrower could result in losses for the fund.
Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor, with respect to an assignment interpositioned between the buyer and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of a Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, a Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its NAV.
Most borrowers pay their debts from cash flow generated by their businesses. If a borrower's cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.
A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower's shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.
In the process of buying, selling and holding senior loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. Facility fees are paid to lenders when a senior loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a senior loan commitment. Lenders may receive prepayment penalties when a borrower prepays a senior loan. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the buyer and the lender selling such interests. When the Fund buys an assignment, it may be required to pay a fee to the lender selling the assignment, or to forgo a portion of interest and fees payable. Occasionally, the assignor pays a fee to the assignee. A person selling a participation may deduct a portion of the interest and any fees payable as an administrative fee.
Notwithstanding its intention in certain situations not to receive material, non-public information with respect to its management of investments in loans, the Adviser or the Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund's portfolio. Possession of such information may in some instances occur despite the Adviser's or the Sub-Adviser's efforts to avoid such possession, but in other instances the Adviser or the Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). The Adviser's or the Sub-Adviser's ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser's or the Sub-Adviser's ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Loans held by the Funds might not be considered securities for purposes of the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), and therefore a risk exists that purchasers, such as the Funds, may not be entitled to rely on the anti-fraud provisions of those Acts. An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it also may adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund's portfolio, which could cause the Fund's NAV to decline.
Additional Information concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.
Additional Information concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.
Additional Information concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, the Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.
Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments, and typically the Fund receives a commitment fee for amounts that remain unfunded under its commitment.
Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.
Additional Information concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.
Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. When a Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.
Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund's bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. To the extent such actions are pursued, they present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. At times, the U.S. government also has sought to stabilize markets and curb inflation by implementing increases to the federal funds interest rate. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Fund may be subject to significant losses.
In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund's ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
With respect to a money market fund, which seeks to maintain a stable $1.00 price per share, a low or negative interest rate environment could impact the money market fund’s ability to maintain a stable $1.00 share price. During a negative interest rate environment causing a money market fund to have a negative gross yield, the money market fund may reduce the number of shares outstanding on a pro rata basis through reverse distribution mechanisms or other mechanisms to seek to maintain a stable $1.00 price per share, subject to approval of the board of trustees of the money market fund and to the extent permissible by applicable law and its organizational documents. A money market fund that implements share cancellation would continue to maintain a stable $1.00 share price by use of the amortized cost method of valuation and/or penny rounding method but the value of an investor’s investment would decline if the fund reduces the number of shares held by the investor. Alternatively, the money market fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations or equivalents. A money market fund that floats its NAV would no longer maintain a stable $1.00 share price and instead have a share price that fluctuates. An investor in a money market fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them.
Limited Partnerships. A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.
Master Limited Partnerships (MLPs). MLPs generally are limited partnerships (or limited liability companies), the common units of which are listed and traded on a national securities exchange or over-the-counter. MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. The general partner also generally receives a larger portion of the net income as incentive. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.
MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (MQD) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.
The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (IDRs), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
Some companies in which a Fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs generally are treated in the same manner as MLPs for federal income tax purposes (i.e., generally taxed as partnerships). MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.

Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
There are also certain tax risks undertaken by a Fund when it invests in MLPs. MLPs are generally treated as partnerships for U.S. federal income tax purposes subject to the application of certain partnership audit rules. Partnerships do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund. Also, to the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade or that are unrated but judged to be below investment grade by the investment adviser at the time of purchase. A debt security of an MLP will be considered to be investment grade if it is rated as such by one of the rating organizations or, if unrated, are judged to be investment grade by the investment adviser at the time of purchase. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.
MLP Affiliates. A Fund may invest in the equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.
I-Shares. I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.
Infrastructure-Related Companies. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with environmental, governmental and other regulations, high interest costs in connection with capital construction programs, high leverage, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, and other factors. Infrastructure-related companies are also affected by difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, and general changes in market sentiment towards infrastructure assets. Some infrastructure-related companies’ assets are not movable, which creates the risk that an event may occur in the region of the company’s asset that may impair the performance of that assets and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, environmental damage, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and volatility in the products or services of infrastructure-related could adversely impact the prices of infrastructure-related companies’ securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure-related company. Failure by the infrastructure-related company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages. Additionally, to the extent that a Fund invests in infrastructure-related companies, the Fund could conceivably own infrastructure assets directly as a result of a default on the infrastructure-related company interests or obligations it owns.
Income Trusts. An income trust is an investment trust which holds income producing assets, typically in the form of an operating business that has been put into a trust, and passes the income on to its security holders. Because income trusts pay out the bulk of their free cash flow to unit holders, they have an ability to generate constant cash flows. Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to the security holders rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business loses money, the trust can reduce or even eliminate distributions. The value of income trust units may decline significantly if they are unable to meet distribution targets.
Investments in income trusts can have varying degrees of risk depending on the sector and the underlying assets. Risks related to the underlying operating companies controlled by such trusts include dependence upon specialized management skills and the risk that such management may lack or have limited operating histories. Income trusts are also subject generally to the risks associated with business cycles, commodity prices, interest rates or other economic factors.
While income trusts are regarded as equity investments, they also have fixed-income attributes that subject them to credit risk, interest rate risk and dividend risk. Income trusts may potentially achieve higher yields than cash investments in periods of low interest rates and lower yields in periods of increasing interest rates. They may also experience losses during periods of both low and high interest rates. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (including the fund) could be held responsible for such obligations. Income trusts generally are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. An income trust’s flow-through structure means that the distributions to its investors are generally higher than dividends from an equivalent corporate entity. Income trusts also are subject to the risks that regulatory changes or a challenge to their tax structure under existing laws could reduce or eliminate any tax benefits and adversely affect the value of such securities.
Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The primary risk involved with the greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.
Private Investments in Public Equity. Private Investments in Public Equity ("PIPEs") are equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Private Equity and Debt Investments. Privately issued securities, which include PIPEs, and private debt investments, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. A Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to SEC reporting requirements or the reporting requirements of publicly traded companies in applicable jurisdictions, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial conditions and results of operations of the privately held companies in which a Fund invests. The more limited financial information and lack of publicly available prices require a Fund to determine a fair value for such investments in accordance with the valuation policy approved by the Board and related procedures. Difficulty in valuing such investments may make it difficult to accurately determine a Fund's exposure to privately issued securities. A Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. In addition, input from the Adviser’s investment professionals as part of a Fund’s valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.
Investments in private companies may be considered to be illiquid and may be difficult to sell at a desirable time or at the prices at which a Fund has valued the investments. Additional risks include that a Fund could be subject to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund; and that the company may be using excessive leverage. Privately issued debt securities can often be below investment grade quality and frequently are unrated.
Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody's or “A-1+” or “A-1” by S&P or has a similar rating from a comparable rating agency, or if unrated, of comparable quality as the Adviser or Sub-Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Mortgage-Backed and Asset-Backed Securities. Certain Funds may invest in mortgage-backed and asset- backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, such as GNMA and government-related organizations such as FNMA and Federal Home Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury.
FHLMC is a government-sponsored entity wholly owned by public stockholders. FNMA and FHLMC each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.
Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset- backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.
Investment in mortgage-backed securities poses several risks, including prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Beside the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions.
Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage- backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issuer. In a period of unstable interest rates, or under a variety of other circumstances, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.
Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Mortgage Dollar Rolls. A dollar roll is a type of transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest or principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. A Fund typically enters into a dollar roll transaction to enhance the Fund’s return either on an income or total return basis or to manage prepayment risk.
Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Unless the benefits of the sale exceed the income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of dollar rolls. The benefits of dollar rolls may depend upon the Adviser or Sub-Adviser’s ability to predict mortgage repayments and interest rates. There is no assurance that dollar rolls can be successfully employed.
Mortgage Pass-Through Securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass- through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.
For the foregoing and other reasons, the Fund seeks to obtain exposure to U.S. agency mortgage pass- through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of MBS. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, paramount, and price. The actual pools delivered generally are determined two days prior to settlement date.
Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Sub-Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable).
Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlements (a “TBA” transaction). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery. The Fund may also invest the cash collateral it holds as part of its TBA transactions in repurchase agreements.
Privately Issued Securities. Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A (“Rule 144A Securities”) or Regulation S (“Regulation S Securities”) under the Securities Act. Rule 144A Securities are restricted securities that are not publicly traded, and Regulation S Securities are securities of the U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC. Accordingly, the liquidity of the market for specific Rule 144A or Regulation S Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.
Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.
Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund's Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
Municipal Securities. Municipal securities are securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.
Certificates of participation (or participation certificates) are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. These participation interests may give the purchaser an undivided interest in one or more underlying municipal securities. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities.
An investment in these Funds should be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates.
Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.
The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio.
Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).
The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for Funds to value accurately than securities of public corporations. Since certain Funds may invest a significant portion of their portfolio in municipal securities, each such Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.
The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the investment objective and policies of certain Funds would need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Funds.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The spread of the human coronavirus disease beginning in 2019 (“COVID-19”) is an example. In the first quarter of 2020, the World Health Organization (the “WHO”) recognized COVID-19 as a global pandemic and both the WHO and the United States declared the outbreak a public health emergency. The subsequent spread of COVID-19 resulted in, among other significant adverse economic impacts, instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, employee layoffs and general lack of employee availability, lower consumer demand, and defaults and credit downgrades, all of which contributed to disruption of global economic activity across many industries and exacerbated other pre-existing political, social and economic risks domestically and globally. Although the WHO and the United States ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact at the macro-level and on individual businesses, as well as the potential for a future reoccurrence of COVID-19 or the occurrence of a similar epidemic or pandemic, are unpredictable and could result in significant and prolonged adverse impact on economies and financial markets in specific countries and worldwide and thereby could negatively affect a Fund’s performance.
Options. Certain Funds may invest in options. A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific asset at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. A Fund may purchase put options to seek to hedge its portfolio against the risk of a decline in the market value of the asset held and may purchase call options to seek to hedge against an increase in the price of the asset it is committed to purchase. A Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the assets it holds or is committed to purchase.
Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.
A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be affected.
Risks of Options Transactions. There are several risks accompanying the utilization of options on futures contracts. The risk of loss in trading uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser or Sub-Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.
Other Investment Companies. Unless otherwise indicated in this SAI or in a Fund’s Prospectus, a Fund may purchase shares of other investment companies, including exchange-traded funds (“ETFs”), non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges. When a Fund purchases shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
The investment companies in which a Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions. For example, to the extent a Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry. The investment companies in which a Fund may invest include index-based investment companies. The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising an index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
A Fund’s investment in the securities of other investment companies is subject to the applicable provisions of the 1940 Act and the rules thereunder. Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring fund”) to acquire shares of another registered investment company (an “acquired fund”). Under these limits, an acquiring fund generally cannot (i) purchase more than 3% of the total outstanding voting stock of an acquired fund; (ii) invest more than 5% of its total assets in securities issued by an acquired company; and (iii) invest more than 10% of its total assets in securities issued by other investment companies. Likewise, an acquired fund, as well as its principal underwriter or any broker or dealer registered under the Exchange Act, cannot knowingly sell more than 3% of the total outstanding voting stock of the acquired fund to an acquiring fund, or more than 10% of the total outstanding voting stock of the acquired fund to acquiring funds generally.
Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12(d)(1) of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.)
Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase or acquisition, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.
In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by a Fund in investment companies that are money market funds, including money market funds that have the Adviser or an affiliate of the Adviser as an investment adviser.
Participation Interests. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest, both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant, and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. Generally, the Fund considers participation interests to be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid investments.

Portfolio Turnover Risk. A Fund may engage in active and frequent trading of its portfolio securities. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.
Ratings. An investment grade rating means the security or issuer is rated investment-grade by S&P, Moody's, Fitch or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser or Sub-Adviser. Bonds rated Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch are considered “investment grade” securities; bonds rated Baa3 by Moody’s are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB- by S&P or Fitch are regarded as having adequate capacity to pay principal and interest.
Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investments primarily in real estate properties to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and any other expenses not included in its advisory fees, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.
REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.
A Fund conceivably could own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.
In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.
Receipt of Issuer’s Nonpublic Information. The Adviser or a Sub-Adviser (through their portfolio managers, analysts, or other representatives) may receive material nonpublic information about an issuer that may restrict the ability of the Adviser or a Sub-Adviser to cause the Funds to buy or sell securities of the issuer on behalf of the Funds for substantial periods of time. This may impact the Funds’ ability to realize profit or avoid loss with respect to the issuer and may adversely affect the Funds’ flexibility with respect to buying or selling securities, potentially impacting Fund performance. For example, activist investors of certain issuers in which the Adviser or a Sub-Adviser holds large positions may contact representatives of the Adviser or Sub-Adviser and may disclose material nonpublic information in such communication. The Adviser or such Sub-Adviser would be restricted from trading on the basis of such material nonpublic information, limiting their flexibility in managing the Funds and possibly impacting Fund performance.
Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.
The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund's ability to dispose of the underlying securities may be restricted. Finally, a Fund may not be able to substantiate its interest in the underlying securities. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
The resale price reflects the purchase price plus an agreed upon market rate of interest. The securities underlying a repurchase agreement will be marked-to-market every business day, and if the value of the securities falls below a specified percentage of the repurchase price (typically 102%), the counterparty will be required to deliver additional collateral to a Fund in the form of cash or additional securities. Custody of the securities will be maintained by a Fund's custodian or sub-custodian for the duration of the agreement.
Reverse Repurchase Agreements. Invesco AAA CLO Floating Rate Note ETF,  Invesco Core Fixed Income ETF, Invesco Intermediate Municipal ETF, Invesco Rochester® High Yield Municipal ETF, Invesco Short Duration Total Return Bond ETF, Invesco Total Return Bond ETF and Invesco Ultra Short Duration ETF may enter into reverse repurchase agreements, which involve the sale of securities by a Fund to financial institutions such as banks and broker-dealers with an agreement by a Fund to repurchase the securities at an agreed-upon price and date (or upon demand). During the reverse repurchase agreement period, a Fund continues to receive interest and principal payments on the securities sold, but pays interest to the other party on the proceeds received. Reverse repurchase agreements are a form of leverage and involve the risk that the market value of securities to be repurchased by a Fund may decline below the price at which the Fund is obligated to repurchase the securities, resulting in a requirement for the Fund to deliver margin to the other party in the amount of the related shortfall, or that the other party may default on its obligation so that the Fund is delayed or prevented from completing the transaction. Leverage may make the Fund's returns more volatile and increase the risk of loss. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
Restricted Securities. Invesco AAA CLO Floating Rate Note ETF, Invesco Core Fixed Income ETF, Invesco Intermediate Municipal ETF, Invesco Rochester® High Yield Municipal ETF, Invesco Short Duration Total Return Bond ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid investments.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the Securities Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the Securities Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Exchange Act, acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.
The Adviser or Sub-Adviser, as applicable, under supervision of the Board, will consider whether restricted securities are illiquid and thus subject to the Fund’s restriction on illiquid investments. Determination of whether a restricted security is liquid or not is a question of fact. In making the determination regarding the liquidity of restricted securities, the Adviser or Sub-Adviser, as applicable, will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Adviser or Sub-Adviser, as applicable, may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.
Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Political and Economic Risk. The economies of many countries may not be as developed as that of the United States' economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of portfolio investments. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies. These factors may affect the value of investments in those companies. Certain companies may operate in, or have dealings with, countries that the U.S. government has identified as state sponsors of terrorism. As a result, such companies may be subject to specific constraints or regulations under U.S. law and, additionally, may be subject to negative investor perception, either of which could adversely affect such companies' performance. Further, war and military conflict between countries or in a region, for example the current conflicts in the Ukraine and Middle East, may have an impact on the value of portfolio investments.
Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the continuing conflicts between Russia and Ukraine in Europe and the war in Iran, have the potential to adversely impact Fund investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
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Risks Related to Russian Invasion of Ukraine.
In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, the North Atlantic Treaty Organization (“NATO”), and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas.
Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, among others, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions freeze certain Russian assets and prohibit trading by individuals and entities in certain Russian securities, engaging in certain private transactions, and doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions led to the removal of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations have since withdrawn from Russia or suspended or curtailed their Russia-based operations.
The imposition of these current sanctions (and the potential for further sanctions in response to Russia’s continued military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions have resulted in the decline of the value and liquidity of Russian securities, and a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund’s investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions.

In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia also prevented the export of certain goods and payments to foreign shareholders of Russian securities. Additionally, Russia, by presidential decree, has caused the transfer of all Russian equity securities to local Russian registrar accounts which could impact the ability of the Fund’s custodian and sub-custodian to provide reasonable care over such securities as required by applicable U.S. regulatory custody requirements. Russia may take additional countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, the seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is unpredictable and has the potential to result in broader military actions. The duration of the ongoing conflict and corresponding sanctions and related events cannot be predicted and may result in a negative impact on Fund performance and the value of Fund investments, particularly as it relates to Russian exposure.
Rolling, Backwardation and Contango. When purchasing stocks or bonds, the buyer acquires ownership in the security; however, buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in June 2026 may have an expiration date in September 2026. As this contract nears expiration, a long position in the contract may be replaced by selling the September 2026 contract and purchasing a contract expiring in March 2027. This process is referred to as “rolling.”
The price of a futures contract is generally higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. Historically, the prices of some futures contracts with near-term expirations may be higher than for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors generally will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contacts is in “contango,” it would create a cost to “roll” the futures contract, resulting in negative returns. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. There can be no guarantee that such a strategy will produce the desired results.
Structured Notes. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or SOFR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that a Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Supranational Obligations. A Fund may invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. The Fund may have little recourse against the supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.
Swap Agreements. Certain Funds may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to seek to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or ETFs. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”, and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.
A Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.
Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund's obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund would not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.
A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.
Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund will reserve the full notional amount of the credit default swap.
A Fund may also enter into swaps on an index, including credit default index swaps (“CDX”), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (“CMBX”) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities rather than credit default swaps. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Depending on a Fund's size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. Swaps traded in the OTC market are subject to margin requirements which, once implemented, may increase the cost to the Fund of engaging in such transactions.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Trust Preferred Securities. Invesco AAA CLO Floating Rate Note ETF, Invesco Rochester® High Yield Municipal ETF, Invesco Short Duration Total Return Bond ETF and Invesco Total Return Bond ETF may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institutional creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are generally treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Sub-Adviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.
As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, a Fund’s ability to invest in trust preferred securities may be limited. This may impact a Fund’s ability to achieve its investment objective.
U.S. Government Obligations. Each Fund may invest in short-term U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.
Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Short-term obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.
With respect to obligations that are not supported by the full faith and credit of the U.S. Treasury, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.
The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.
The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. government.
From time to time, policy changes by the U.S. government or its regulatory agencies and other governmental actions and political events within the United States, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence; increase volatility in the financial markets, perhaps suddenly and to a significant degree; reduce prices of U.S. Treasury securities and/or increase the costs of various kinds of debt; result in higher interest rates; and even raise concerns about the U.S. government’s credit rating and ability to service its debt. In May 2025, the long-term sovereign credit rating of the U.S. government was downgraded by Fitch and Moody’s due to a combination of expected fiscal deterioration, a high and growing government debt burden, rising interest costs, and an erosion of governance relative to peers. Further downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. If a U.S. government sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.
U.S. Registered Securities of Foreign Issuers. Investing in U.S. registered, dollar-denominated, investment grade bonds or preferred securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Variable or Floating Rate Instruments. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.
Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.
Other variable and floating rate instruments include but are not limited to certain corporate debt securities, ABS, MBS, CMBS, CMOs, government and agency securities. The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Sub-Adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.
Variable and floating rate instruments held by the Fund will be subject to the Fund’s limitation on investments in illiquid investments when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The Invesco Global Equity Net Zero ETF, Invesco S&P 500® Downside Hedged ETF and Invesco SteelPath MLP & Energy Infrastructure ETF may purchase warrants. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.
Forward Commitments, When-Issued and Delayed Delivery Securities. Securities purchased or sold on a forward commitment, when-issued or delayed delivery basis involve delivery and payment that take place in the future after the trade date or the date of the commitment to purchase or sell the securities at a pre-determined price and/or yield. Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing a security on a forward commitment, when-issued or delayed delivery basis, a Fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Accordingly, securities acquired on such a basis may expose a Fund to risks because they may experience such fluctuations prior to actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.
Many forward commitments, when-issued and delayed delivery transactions are also subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling obligations to a Fund. A Fund may obtain no or only limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. With respect to be announced (TBA) transactions and transactions in other forward-settling mortgage-backed securities, the counterparty risk may be mitigated by the exchange of variation margin between the counterparties on a regular basis as the market value of the deliverable security fluctuates.
Investment in these types of securities may increase the possibility that a Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment. In the case of a purchase transaction, the delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. TBA transactions and transactions in other forward-settling mortgage-backed securities may be effected pursuant to a collateral agreement with the counterparty under which the parties exchange collateral consisting of cash or liquid securities in an amount as specified by the agreement that is based on the change in the market value of the TBA transactions governed by the agreement. A Fund or the counterparty will make payments throughout the term of the transaction as collateral values fluctuate to maintain full collateralization for the term of the transaction. Collateral will be marked-to-market every business day. If the seller defaults on the transaction or declares bankruptcy or insolvency, a Fund might incur expenses in enforcing its rights, or the Fund might experience delay and costs in recovering collateral or may suffer a loss of principal and interest if the value of the collateral declines. In these situations, a Fund will be subject to greater risk that the value of the collateral will decline before it is recovered or, in some circumstances, the Fund may not be able to recover the collateral, and the Fund will experience a loss.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment). Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lower liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.
PORTFOLIO TURNOVER
Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of a Fund's holdings. The Funds listed in the table below experienced significant variation in their portfolio turnover rates during the two most recently completed fiscal years or periods ended October 31 for the reasons set forth below.

Fund	2025	2024
Invesco QQQ Income Advantage ETF(1)	26%	1%
Invesco Rochester® High Yield Municipal ETF(2)	52%	23%
Invesco S&P 500 Equal Weight Income Advantage ETF(1)	50%	10%
Invesco Short Duration Total Return Bond ETF(1)	458%	117%
(1) The Fund experienced significant variation in portfolio turnover due to the implementation of the actively managed strategy.
(2) The Fund experienced significant variation in portfolio turnover due to higher than normal purchase and redemption activity during the 2025 fiscal year.
DISCLOSURE OF PORTFOLIO HOLDINGS
Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.
The Trust's Forms N-PORT and Forms N-CSR on behalf of each Fund are available on the SEC's website at www.sec.gov. The Trust's Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 1-630-933-9600 or 1-800-983-0903 or by writing to Invesco Actively Managed Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.
Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy.
Each business day before the opening of regular trading on the Exchange where Shares are traded, the Fund discloses on its website (www.invesco.com/ETFs) the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per Share. The Trust, the Adviser, the Sub-Advisers and The Bank of New York Mellon (“BNY” or the “Administrator”) will not disseminate non-public information concerning the Trust.
Access to information concerning the Funds’ portfolio holdings may be permitted at other times: (i) to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds; or (ii) in instances when the Funds’ President and/or Chief Compliance Officer determines that (x) such disclosure serves a reasonable business purpose and is in the best interests of the Funds’ shareholders; and (y) in making such disclosure, no conflict exists between the interests of the Funds’ shareholders and those of the Adviser or the Distributor.
MANAGEMENT
The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has nine Trustees. Eight Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.
The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and six other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high- speed rotating equipment service provider) (1988- 2001).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship Foundation (2017- Present).
Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978- 1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment	230	Independent Trustee (2025-Present), Adams Street Private Equity Navigator Fund and Adams Street Credit Solutions Fund; Trustee Emerita (2017- Present), Trustee

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			adviser) (and its predecessor firms).
(2000-2017) and Chair
(2010-2017), Newberry
Library; Member
(2002-Present),
Rockefeller Trust
Committee; formerly,
Trustee, Chikaming
Open Lands (2014-
2023); Trustee, Mather
LifeWays (2001-2021);
Trustee, certain funds
in the Oppenheimer
Funds complex (2012-
2019); Board Chair
(2008-2015) and
Director (2004-2018),
United Educators
Insurance Company;
Independent Director,
First American Funds
(2003-2011); Trustee
(1992-2007), Chair of
the Board of Trustees
(1999-2007),
Investment Committee
Chair (1994-1999) and
Investment Committee
member (2007-2010),
Wellesley College;
Trustee, BoardSource
(2006-2009); Trustee,
Chicago City Day
School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2008	Formerly, Managing Director of Finance (2020- 2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005- 2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230
Financial Secretary
(2025-Present),
Finance Committee
Member (2015-2021;
2024-Present),
Treasurer (2018-2021)
and Audit Committee
Member (2015),
Thornapple Evangelical
Covenant Church;
formerly, Board and
Finance Committee
Member (2009-2017)
and Treasurer (2010-
2015, 2017),
NorthPointe Christian
Schools.

Yung Bong Lim—1964	Chair of the	Chair of the	Managing Partner, RDG	230	Board Director, Beacon

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Investment Oversight Committee and Trustee	Investment Oversight Committee since 2014; Trustee since 2013	Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).		Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019
Formerly, Senior Advisor,
SECOR Asset
Management, LP (2010-
2011); Managing Director
and Chief Operating
Officer, Morgan Stanley
Investment Management
(2006-2010); Partner and
Chief Operating Officer,
FrontPoint Partners, LLC
(alternative investments)
(2005-2006); Managing
Director (2003-2005),
Global Head of Human
Resources and member of
Executive Board and
Operating Committee
(2004-2005), Global Head
of Operations and Product
Control (2003-2004),
Credit Suisse (investment
banking); Managing
Director (1997-2003),
Controller and Principal
Accounting Officer (1999-
2003), Chief Financial
Officer (temporary
assignment) for the
Oversight Committee,
Long Term Capital
Management (1998-1999),
Morgan Stanley.
230
Council Member, New
York-Presbyterian
Hospital’s Leadership
Council on Children’s
and Women’s Health
(2012-Present);
formerly, Board
Director, Horizon Blue
Cross Blue Shield of
New Jersey (2012-
2024); Governing
Council Member
(2016-2023) and Chair
of Education
Committee (2017-
2021), Independent
Directors Council
(IDC); Advisory Board
Director, The Alberleen
Group LLC (2012-
2021); Board Member,
100 Women in Finance
(2015-2020); Trustee,
certain funds in the
Oppenheimer Funds
complex (2012-2019);
Lead Independent
Director and Chair of
the Audit and
Nominating Committee
of The Global Chartist
Fund, LLC,
Oppenheimer Asset
Management (2011-
2012); Board Director,
Managed Funds
Association (2008-
2010); Board Director
(2007-2010) and
Investment Committee
Chair (2008-2010),
Morgan Stanley
Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700	Trustee	Since 2013	Formerly, Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing	230	Board and Finance Committee Chair (2025-Present), SpringHill Camps; Board and Finance

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Downers Grove, IL 60515
company) (2013-2024);
Executive Vice President
and Chief Financial
Officer, Zondervan
Publishing (a division of
Harper Collins/NewsCorp)
(2007-2012); Senior Vice
President and Group
Controller (2005- 2006),
Senior Vice President and
Chief Financial Officer
(2003-2004), Chief
Financial Officer (2001-
2003), Vice President,
Finance and Controller
(1999-2001) and Assistant
Controller (1997-1999),
divisions of The Thomson
Corporation (information
services provider); Senior
Audit Manager (1994-
1997),
PricewaterhouseCoopers
LLP.
Committee Member, (2010-Present), Finance Committee Chair (2024-Present), West Michigan Youth For Christ; formerly, Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-2024).
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2008
Formerly, Chair, President
and Chief Executive
Officer, McHenry Bancorp
Inc. and McHenry Savings
Bank (subsidiary) (2018-
2024); Chair and Chief
Executive Officer, Stone
Pillar Advisors, Ltd. (2010-
2017); President and
Chief Executive Officer,
Stone Pillar Investments,
Ltd. (advisory services to
the financial sector) (2016-
2018); Chair, President
and Chief Executive
Officer, Community
Financial Shares, Inc. and
Community Bank—
Wheaton/Glen Ellyn
(subsidiary) (2013-2015);
Chief Operating Officer,
AMCORE Financial, Inc.
(bank holding company)
(2007-2009); Executive
Vice President and Chief
Financial Officer,
AMCORE Financial, Inc.
(2006-2007); Senior Vice
President and Treasurer,
Marshall & Ilsley Corp.
(bank holding company)
				230	Advisory Board member, Prometheum, Inc. (2025-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present); Director, Penfield Children’s Center (2004-Present).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
(1995-2006).
*
This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, subject to the Retirement Policy described below, until his or her successor is elected.
The Interested Trustee, President and Principal Executive Officer of the Trust, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Brian Hartigan—1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2024; President and Principal Executive Officer since 2023
President and Principal
Executive Officer, Invesco
Exchange-Traded Fund
Trust, Invesco Exchange-
Traded Fund Trust II,
Invesco India Exchange-
Traded Fund Trust,
Invesco Actively Managed
Exchange-Traded Fund
Trust, Invesco Actively
Managed Exchange-
Traded Commodity Fund
Trust, Invesco Exchange-
Traded Self-Indexed Fund
Trust (2023 – Present)
and Invesco QQQ Trust,
Series I (2025-Present);
Managing Director and
Global Head of ETFs,
Indexed Strategies, SMAs
and Model Portfolios,
Chief Executive Officer
and Principal Executive
Officer, Invesco Capital
Management LLC (2023 -
Present); Chief Executive
Officer, Manager and
Principal Executive Officer,
Invesco Specialized
Products, LLC (2023 –
Present); Director,
Co-Chief Executive Officer
and Co-President, Invesco
Capital Markets, Inc.
(2020 – Present);
Manager and President,
Invesco Investment
Advisers LLC (2020 –
Present) and Manager,
Invesco Indexing LLC
(2023 – Present); formerly,
				230	None.

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Global Head of ETF
Investments and Indexed
Strategy (2020 - 2023);
Global Head of ETF
Investments (2017 -
2020); Head of
Investments-PowerShares
(2015 - 2017) and
Executive Director,
Product Development,
Invesco Capital Markets,
Inc. (2010 - 2015).

*
Mr. Hartigan is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust.
**
The Interested Trustee serves an indefinite term, until his successor is elected.
The other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.
Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Adrien Deberghes — 1967 Invesco Capital Management LLC, 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020
Vice President, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Commodity
Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust
(2020-Present) and Invesco QQQ Trust, Series 1 (2025-Present);
Head of the Fund Office of the CFO, Fund Administration and
Vice President, Invesco Advisers, Inc. (2020-Present); Principal
Financial Officer (2020-Present), Treasurer (2020-Present) and
Senior Vice President (2023-Present), The Invesco Funds;
formerly, Director, Invesco Trust Company (2023-2025); Vice
President, The Invesco Funds (2020-2023); Senior Vice President
and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos — 1970 Invesco Capital Management LLC, 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018
Vice President, Invesco Advisers, Inc. (2020-Present); Director,
Invesco Trust Company (2025-Present); Principal Financial and
Accounting Officer- Pooled Investments, Invesco Specialized
Products, LLC (2018-Present); Vice President and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust, Invesco
Exchange-Traded Self-Indexed Fund Trust (2018-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); Principal Financial
and Accounting Officer-Pooled Investments, Invesco Capital
Management LLC (2018-Present); Vice President and Assistant
Treasurer (2008-Present), The Invesco Funds; formerly, Principal
Financial Officer (2016-2020) and Assistant Vice President (2008-
2016), The Invesco Funds; Assistant Treasurer, Invesco
Specialized Products, LLC (2018); Assistant Treasurer, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust (2012-2018),
Invesco Actively Managed Exchange-Traded Commodity Fund

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).
Adam Henkel — 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020
Assistant General Counsel (2024-Present) and Secretary (2020-
Present), Invesco Capital Management LLC; Assistant Secretary,
Invesco Advisers, Inc. (2025-Present); Secretary, Invesco
Specialized Products LLC (2020-Present); Secretary, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust, Invesco
Exchange-Traded Self-Indexed Fund Trust (2020-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); Assistant Secretary,
Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary,
The Invesco Funds (2014-Present); Manager (2020-Present) and
Secretary (2022-Present), Invesco Indexing LLC; Manager,
Invesco Investment Advisers LLC (2024-Present); formerly,
Assistant Secretary, Invesco Investment Advisers LLC (2020-
2024); Assistant Secretary of Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust and Invesco Actively Managed
Exchange-Traded Commodity Fund Trust (2014-2020); Chief
Compliance Officer of Invesco Capital Management LLC (2017);
Chief Compliance Officer of Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust and Invesco Actively Managed
Exchange-Traded Commodity Fund Trust (2017); Senior Counsel,
Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco
Specialized Products, LLC (2018-2020); Head of Legal - ETFs,
Invesco Capital Management LLC and Invesco Specialized
Products, LLC (2020-2024).

Peter Hubbard — 1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009
Vice President, Invesco Specialized Products, LLC (2018-
Present); Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-
Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Fund Trust (2009-Present), Invesco Actively Managed Exchange-
Traded Commodity Fund Trust (2014-Present), Invesco
Exchange-Traded Self-Indexed Fund Trust (2016-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); Vice President and
Director of Portfolio Management, Invesco Capital Management
LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-
Present); formerly, Vice President of Portfolio Management,
Invesco Capital Management LLC (2008-2010); Portfolio
Manager, Invesco Capital Management LLC (2007-2008);
Research Analyst, Invesco Capital Management LLC (2005-2007);
Research Analyst and Trader, Ritchie Capital, a hedge fund
operator (2003-2005).

Rudolf E. Reitmann — 1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013
Head of Global Exchange Traded Funds Services, Invesco
Specialized Products, LLC (2018-Present); Vice President,
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust (2013-Present),
Invesco Actively Managed Exchange-Traded Commodity Fund
Trust (2014-Present), Invesco Exchange-Traded Self-Indexed
Fund Trust (2016-Present) and Invesco QQQ Trust, Series 1

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
(2025-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).
Melanie Zimdars — 1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017
Chief Compliance Officer, Invesco Specialized Products, LLC
(2018-Present); Chief Compliance Officer, Invesco Capital
Management LLC (2017-Present); Chief Compliance Officer,
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust, Invesco
Exchange-Traded Self-Indexed Fund Trust (2017-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); formerly, Vice
President and Deputy Chief Compliance Officer, ALPS Holding,
Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer,
Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S.
Bancorp Fund Services, LLC (2001-2005).

*
This is the date the Officer began serving the Trust in his or her current position. Each Officer serves an indefinite term, until his or her successor is elected.
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies in the Fund Family overseen by the Trustee as of December 31, 2025, is shown below.
Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Independent Trustees
Ronn R. Bagge	Invesco QQQ Income Advantage ETF	Over $100,000
Over $100,000
Invesco S&P 500 Equal Weight Income Advantage ETF
Over $100,000
	Invesco Ultra Short Duration ETF	Over $100,000
Over $100,000

Todd J. Barre	Invesco AAA CLO Floating Rate Note ETF	Over $100,000
Over $100,000
Invesco MSCI EAFE Income Advantage ETF
Over $100,000
Invesco S&P 500 Equal Weight Income Advantage ETF
Over $100,000
Invesco Total Return Bond ETF
Over $100,000
Invesco Ultra Short Duration ETF
Over $100,000

Victoria J. Herget	None	Over $100,000

Marc M. Kole	None	Over $100,000

Yung Bong Lim	None	Over $100,000

Joanne Pace	None	Over $100,000

Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family

Gary R. Wicker	None	Over $100,000

Donald H. Wilson	None	Over $100,000

Interested Trustee
Brian Hartigan	Invesco MSCI EAFE Income Advantage ETF	Over $100,000
$10,001 - $50,000
Invesco QQQ Income Advantage ETF
Over $100,000
Invesco S&P 500 Equal Weight Income Advantage ETF
Over $100,000
Invesco S&P 500 Downside Hedged ETF
$10,001 - $50,000
Invesco Total Return Bond ETF
Over $100,000
Invesco Ultra Short Duration ETF
Over $100,000
The dollar range of Shares for Messrs. Bagge, Lim and Wilson and Mses. Herget and Pace shown above includes Shares of certain funds in which they are deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.
As of December 31, 2025, as to each Independent Trustee and his or her immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.
Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement, as amended and restated, between the Adviser and the Trust, on behalf of each Fund (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. During the Trust’s fiscal year ended October 31, 2025, the Board held six meetings.
The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.
Mr. Kole (Chair), Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements, and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2025, the Audit Committee held six meetings.
Mr. Bagge, Dr. Barre, Ms. Herget and Mr. Lim (Chair) currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a Fund’s underlying index, (ii) to review any proposed changes to a Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a Fund’s market trading activities and portfolio transactions. The

Investment Oversight Committee also oversees the Adviser’s process for fair valuing the Funds’ portfolio investments and receives reports from the Adviser regarding the fair valuation of the Funds’ portfolio investments in accordance with the Adviser’s Valuation Procedures, which have been approved by the Board (the “Valuation Procedures”). During the Trust’s fiscal year ended October 31, 2025, the Investment Oversight Committee held five meetings.
Mr. Bagge (Chair), Dr. Barre, Ms. Herget, Messrs. Kole and Lim, Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chair of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2025, the Nominating and Governance Committee held four meetings.
Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as Vice Chair of the Board (“Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the funds’ business, as the Interested Trustee and the officers of the Trust provide the Board with insight as to the daily management of the funds while the Independent Chair promotes independent oversight of the funds by the Board.
Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objective, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chair of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge has served as Chair (since 2021) and a member (since 2017) of the Joint Investment Committee of Mission Aviation Fellowship and MAF Foundation, and has served as a member of the Board of Trustees of Mission Aviation Fellowship Foundation since 2017. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.
Dr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Additionally, he earned his Doctor of Business Administration degree from Anderson University in 2019 with final dissertation research focused on exchange-traded funds. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Dr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Dr. Barre has gained over the course of his career and through his financial industry experience.
Mr. Hartigan has served as a trustee with the Fund Family since 2024. He has served as Managing Director, Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, and Chief Executive Officer and Principal Executive Officer of the Adviser since 2023. Before that, Mr. Hartigan served as Global Head of ETF Investments of the Adviser since 2015 and held various other senior level positions with the Adviser and its affiliates since 2010. In addition, Mr. Hartigan has served as President and Principal Executive Officer of the Fund Family since 2023. The Board considered Mr. Hartigan’s senior executive positions with the Adviser.
Ms. Herget has served as a trustee with the Fund Family since 2019. She has served as an Independent Trustee for each of Adams Street Private Equity Navigator Fund (2025-Present) and Adams Street Credit Solutions Fund (2025-Present). She has also served as Trustee (2000-2017), Chair (2010-2017) and Trustee Emerita (since 2017) of Newberry Library, and as a member of the Rockefeller Trust Committee since 2002. Previously, she served as Trustee of Chikaming Open Lands (2014-2023), Trustee of Mather LifeWays (2001-2021), as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Board considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.
Mr. Kole has served as a trustee with the Fund Family since 2006 and Chair of the Audit Committee with the Fund Family since 2008. Mr. Kole has served as Financial Secretary (2025-Present), Finance Committee Member (2015-2021; 2024-Present), Treasurer (2018-2021) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church. He was the Managing Director of Finance from 2020 to 2021 and was Senior Director of Finance from 2015 to 2020, of By The Hand Club for Kids. Mr. Kole also was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015; 2017) of NorthPointe Christian Schools. The Board has

determined that Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.
Mr. Lim has served as a trustee with the Fund Family since 2013 and Chair of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as a Board Director of Beacon Power Services, Corp. since 2019 and served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-2020). The Board considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.
Ms. Pace has served as a trustee with the Fund Family since 2019. She has served as a Council Member of New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health since 2012. Previously, she has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey (2012-2024), Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021) of Independent Directors Council (IDC), an Advisory Board Director of The Alberleen Group LLC (2012-2021), a Board Member of 100 Women in Finance (2015-2020), a Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), and Global Head of Operations and Product Control (2003-2004). She also held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); and Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010) and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.
Mr. Wicker has served as a trustee with the Fund Family since 2013. Mr. Wicker has served as the Board and Finance Committee Chair (2025-Present) of SpringHill Camps. He has also served as a Board and Finance Committee Member (2010-Present) and as the Finance Committee Chair (2024-Present) of West Michigan Youth For Christ. Previously, Mr. Wicker served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries from 2013 to 2024. He was also the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-2024). The Board has determined that Mr. Wicker qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.
Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chair, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank (2018-2024). He was also Chair and Chief Executive Officer of Stone Pillar Advisors, Ltd. (2010-2017). He was also President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). Mr. Wilson was also the

Chair, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as an Advisory Board member of Prometheum, Inc. (2025-Present), as Board Chair of Gracebridge Alliance, Inc. (2015-Present) and as a Director of Penfield Children’s Center (2004-Present). The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.
This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.
Retirement Policy. The Board has established a retirement policy pursuant to which, unless otherwise agreed by the Trustees, a Trustee's retirement from the Board shall take effect no later than 364 days after his or her 75th birthday.
Compensation. For his or her services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $390,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. The Independent Chair receives an additional $130,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $40,000 per year, the chair of the Nominating and Governance Committee receives an additional fee of $35,000 per year and the chair of the Investment Oversight Committee receives an additional fee of $30,000 per year, each allocated in the same manner as the Retainer. Prior to January 1, 2025, the Retainer for each Independent Trustee was $370,000, the Independent Chair received an additional fee of $120,000, the chair of the Audit Committee received an additional fee of $35,000 per year, the chair of the Nominating and Governance Committee received an additional fee of $35,000 per year and the chair of the Investment Oversight Committee received an additional fee of $30,000 per year. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.
The DC Plan allows each Independent Trustee to defer payment of all, or a portion, of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of a fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.
The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2025.
Name of Trustee	Aggregate Compensation From Funds	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
Independent Trustees
Ronn R. Bagge	$16,516	N/A	$421,667
Todd J. Barre	$15,145	N/A	$386,667
Victoria J. Herget	$15,145	N/A	$386,667
Marc M. Kole	$16,679	N/A	$425,833
Yung Bong Lim	$16,319	N/A	$416,667
Joanne Pace	$15,145	N/A	$386,667

Name of Trustee	Aggregate Compensation From Funds	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
Gary R. Wicker	$15,145	N/A	$386,667
Donald H. Wilson	$20,171	N/A	$515,000
Interested Trustee
Brian Hartigan(2)	N/A	N/A	N/A
(1)
The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended October 31, 2025, before deferral by the Trustee under the DC Plan. During the fiscal year ended October 31, 2025, Ms. Herget and Mr. Lim deferred 100% of their compensation and Mr. Wilson deferred $206,000 of his compensation.
(2)
Mr. Hartigan was appointed to the Board effective December 12, 2024.
Management Ownership. As of January 31, 2026, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.
Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of January 31, 2026:
INVESCO AAA CLO FLOATING RATE NOTE ETF
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	29.43%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	26.30%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.40%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.34%
Bank of NY One Wall Street New York, NY 10286	8.39%
INVESCO ACTIVE US REAL ESTATE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	30.22%
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.63%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.97%
Morgan Stanley 1585 Broadway New York, NY 10036	5.55%

INVESCO COMSTOCK CONTRARIAN EQUITY ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	99.41%
INVESCO CORE FIXED INCOME ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	97.25%
INVESCO GLOBAL EQUITY NET ZERO ETF
Name & Address	% Owned
Euroclear 1 Boulevard Du Roi Albert II Brussels, 1210 Belgium	87.48%
SEI Private Trust 100 Cider Mill Rd Oaks, PA 19456	11.90%
INVESCO HIGH YIELD SYSTEMATIC BOND ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	84.94%
INVESCO INTERMEDIATE MUNICIPAL ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	98.61%
INVESCO INTERNATIONAL GROWTH FOCUS ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	95.56%
INVESCO MANAGED FUTURES STRATEGY ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	99.61%
INVESCO MSCI EAFE INCOME ADVANTAGE ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	23.29%
LPL Financial 75 State Street Boston, MA 02109	21.77%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.59%

INVESCO MSCI EAFE INCOME ADVANTAGE ETF (continued)
Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	10.61%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.77%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	7.37%
INVESCO QQQ HEDGED ADVANTAGE ETF
Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	75.10%
Morgan Stanley 1585 Broadway New York, NY 10036	10.31%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	8.88%
INVESCO QQQ INCOME ADVANTAGE ETF
Name & Address	% Owned
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	21.16%
State Street One Lincoln Street Boston, MA 02111	20.36%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.19%
LPL Financial 75 State Street Boston, MA 02109	13.42%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.96%
INVESCO ROCHESTER® HIGH YIELD MUNICIPAL ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	87.18%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.70%
INVESCO S&P 500 EQUAL WEIGHT INCOME ADVANTAGE ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	38.78%

INVESCO S&P 500 EQUAL WEIGHT INCOME ADVANTAGE ETF (continued)
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.43%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	10.69%
LPL Financial 75 State Street Boston, MA 02109	9.94%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.92%
INVESCO S&P 500® DOWNSIDE HEDGED ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	37.47%
Fifth Third Bank 38 Fountain Sq Plz Cincinnati, OH 45263	18.25%
LPL Financial 75 State Street Boston, MA 02109	9.35%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.99%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.40%
INVESCO SHORT DURATION TOTAL RETURN BOND ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	68.04%
Bank of NY One Wall Street New York, NY 10286	19.41%
INVESCO STEELPATH MLP & ENERGY INFRASTRUCTURE ETF
Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	94.31%
INVESCO TOP QQQ ETF
Name & Address	% Owned
Interactive Brokers LLC One Pickwick Plaza Greenwich, CT 06830	26.57%
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.99%

INVESCO TOP QQQ ETF (continued)
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.32%
Morgan Stanley 1585 Broadway New York, NY 10036	9.53%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.33%
INVESCO TOTAL RETURN BOND ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.81%
LPL Financial 75 State Street Boston, MA 02109	19.74%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.36%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.52%
Goldman Sachs 200 West Street New York, NY 10004	5.03%
INVESCO ULTRA SHORT DURATION ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.38%
LPL Financial 75 State Street Boston, MA 02109	14.71%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.21%
Morgan Stanley 1585 Broadway New York, NY 10036	10.22%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	8.44%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.83%
UBS Financial 1200 Harbor Blvd Dte 6 Weehawken, NJ 07086	5.39%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.36%

INVESCO VARIABLE RATE INVESTMENT GRADE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.35%
State Street One Lincoln Street Boston, MA 02111	16.13%
LPL Financial 75 State Street Boston, MA 02109	12.78%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.27%
Goldman Sachs 200 West Street New York, NY 10004	8.70%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.01%
Morgan Stanley 1585 Broadway New York, NY 10036	7.72%
Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.
Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.
The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. For each Fund (except the Invesco S&P 500® Downside Hedged ETF and Invesco Top QQQ ETF), the Adviser oversees a Sub-Adviser and delegates to a Sub-Adviser the duties of the investment and reinvestment of the applicable Fund’s assets. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Ltd. is the parent company of the Adviser and the Sub-Advisers and is located at 1331 Spring Street N.W., Suite 2500, Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.
Sub-Adviser. Invesco Advisers manages the investment and reinvestment of the assets of Invesco Active U.S. Real Estate ETF,  Invesco Comstock Contrarian Equity ETF, Invesco Core Fixed Income ETF, Invesco High Yield Systematic Bond ETF, Invesco Intermediate Municipal ETF, Invesco International Growth Focus ETF, Invesco Managed Futures Strategy ETF, Invesco MSCI EAFE Income Advantage ETF, Invesco QQQ Hedged Advantage ETF, Invesco QQQ Income Advantage ETF, Invesco Rochester® High Yield Municipal ETF, Invesco S&P 500 Equal Weight Income Advantage ETF, Invesco Short Duration Total Return Bond ETF,

Invesco SteelPath MLP & Energy Infrastructure ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF, ISSM manages the investment and reinvestment of the assets of Invesco AAA CLO Floating Rate Note ETF and IMSA manages the investment and reinvestment of the assets of Invesco Global Equity Net Zero ETF, each on an ongoing basis under the supervision of the Adviser. Invesco Advisers is located at 1331 Spring Street N.W., Suite 2500, Atlanta, Georgia 30309. ISSM is located at 225 Liberty Street, New York, New York 10281. IMSA is located at 37a Avenue John F. Kennedy, 1855 Luxembourg.
Portfolio Managers. The Adviser and Sub-Advisers use a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s and Sub-Advisers’ extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of Invesco S&P 500® Downside Hedged ETF, Invesco Top QQQ ETF and Invesco Variable Rate Investment Grade ETF. Mr. Hubbard receives management assistance from David Hemming, Dave Sahota, and Theodore Samulowitz in managing Invesco S&P 500® Downside Hedged ETF and Invesco Top QQQ ETF.
As of October 31, 2025, Mr. Hubbard managed 217 registered investment companies with approximately $389.1 billion in assets, 125 other pooled investment vehicles with approximately $54.3 billion in assets and 47 other accounts with approximately $74.7 billion in assets.
As of October 31, 2025, Mr. Hemming managed 8 registered investment companies with approximately $5 billion in assets, 15 other pooled investment vehicles with approximately $4.7 billion in assets and no other accounts.
As of October 31, 2025, Mr. Sahota managed 8 registered investment companies with approximately $5 billion in assets, 15 other pooled investment vehicles with approximately $4.7 billion in assets and no other accounts.
As of October 31, 2025, Mr. Samulowitz managed 8 registered investment companies with approximately $5 billion in assets, 15 other pooled investment vehicles with approximately $4.7 billion in assets and no other accounts.
The Sub-Advisers’ portfolio managers develop investment models which are used in connection with the management of Invesco AAA CLO Floating Rate Note ETF, Invesco Active U.S. Real Estate ETF, Invesco Comstock Contrarian Equity ETF, Invesco Core Fixed Income ETF, Invesco Global Equity Net Zero ETF, Invesco High Yield Systematic Bond ETF, Invesco Intermediate Municipal ETF, Invesco International Growth Focus ETF, Invesco Managed Futures Strategy ETF, Invesco MSCI EAFE Income Advantage ETF, Invesco QQQ Hedged Advantage ETF, Invesco QQQ Income Advantage ETF, Invesco Rochester® High Yield Municipal ETF, Invesco S&P 500 Equal Weight Income Advantage ETF, Invesco Short Duration Total Return Bond ETF, Invesco SteelPath MLP & Energy Infrastructure ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF.
The information below reflects the other funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
As of October 31, 2025, Devin Armstrong managed 7 registered investment companies with approximately $16.9 billion in assets, 1 other pooled investment vehicle with approximately $203.8 million in assets and 6,4401 other accounts with approximately $1.51 billion in assets.
As of October 31, 2025, Philip Armstrong managed 2 registered investment companies with approximately $1.6 billion in assets, 3 other pooled investment vehicles with approximately $22.4 billion in assets and 6 other accounts with approximately $3.9 billion in assets.

As of October 31, 2025, Scott Baskind managed 6 registered investment companies with approximately $10.3 billion in assets, 10 other pooled investment vehicles with approximately $8.5 billion in assets and 13 other accounts with approximately $3.7 billion in assets.
As of October 31, 2025, Laurie F. Brignac managed 12 registered investment companies with approximately $175.7 billion in assets, 9 other pooled investment vehicles with approximately $19.3 billion in assets and no other accounts.
As of October 31, 2025, Matt Brill Matt Brill managed 9 registered investment companies with approximately $17.1 billion in assets, 26 other pooled investment vehicles with approximately $33.9 billion in assets and 231 other accounts with approximately $13.91 billion in assets.
As of October 31, 2025, Chuck Burge managed 11 registered investment companies with approximately $28.4 billion in assets, 12 other pooled investment vehicles with approximately $36.8 billion in assets and 51 other accounts with approximately $698.41 million in assets.
As of October 31, 2025, John Burrello managed 18 registered investment companies with approximately $6.3 billion in assets, 19 other pooled investment vehicles with approximately $9.4 billion in assets and no other accounts.
As of October 31, 2025, Robert Coble managed 1 registered investment company with approximately $48.6 million in assets, no other pooled investment vehicles and no other accounts.
As of October 31, 2025, Kevin Collins managed 3 registered investment companies with approximately $2 billion in assets, 2 other pooled investment vehicles with approximately $179.9 million in assets and 2 other accounts with approximately $531.1 million in assets.
As of October 31, 2025, Jack Connelly managed 17 registered investment companies with approximately $22.2 billion in assets, no other pooled investment vehicles and no other accounts.
As of October 31, 2025, Joshua Cooney managed 23 registered investment companies with approximately $25.5 billion in assets, no other pooled investment vehicles and 201 other accounts with approximately $17.51 billion in assets.
As of October 31, 2025, Chris Devine managed 17 registered investment companies with approximately $5.7 billion in assets, 21 other pooled investment vehicles with approximately $9.7 billion in assets and no other accounts.
As of October 31, 2025, Robert Dunphy managed 4 registered investment companies with approximately $6.6 billion in assets, 4 other pooled investment vehicles with approximately $323.3 million in assets and 71 other accounts with approximately $547.61 million in assets.
As of October 31, 2025, Ian Gilbertson managed 1 registered investment company with approximately $380.8 million in assets, 1 other pooled investment vehicle with approximately $236.8 million in assets and 1 other account with approximately $5.5 million in assets.
As of October 31, 2025, Jacob Habibi managed 1 registered investment company with approximately $131.5 million in assets, no other pooled investment vehicles and 1 other account with approximately $84.8 million in assets.
As of October 31, 2025, Amy Haklisch managed 2 registered investment companies with approximately $9 billion in assets, no other pooled investment vehicles and no other accounts.
As of October 31, 2025, Tim Herzig managed 1 registered investment company with approximately $146.9 million in assets, 7 other pooled investment vehicles with approximately $888.4 million in assets and 4 other accounts with approximately $884.2 million in assets.
As of October 31, 2025, Scott Hixon managed 22 registered investment companies with approximately $16.3 billion in assets, 29 other pooled investment vehicles with approximately $10.3 billion in assets and no other accounts.

As of October 31, 2025, Kevin Holt managed 8 registered investment companies with approximately $17.4 billion in assets, 1 other pooled investment vehicle with approximately $203.8 million in assets and 6,4401 other accounts with approximately $1.51 billion in assets.
As of October 31, 2025, Michael Hyman managed 9 registered investment companies with approximately $17.1 billion in assets, 25 other pooled investment vehicles with approximately $33.9 billion in assets and 51 other accounts with approximately $939.41 million in assets.
As of October 31, 2025, Grant Jackson managed 8 registered investment companies with approximately $1.6 billion in assets, 6 other pooled investment vehicles with approximately $2.4 billion in assets and 162 other accounts with approximately $2.32 billion in assets.
As of October 31, 2025, Umang Khetan managed 8 registered investment companies with approximately $17.4 billion in assets, 1 other pooled investment vehicle with approximately $203.8 million in assets and no other accounts.
As of October 31, 2025, Craig Leopold managed 6 registered investment companies with approximately $16.2 billion in assets, 2 other pooled investment vehicles with approximately $138.4 million in assets and 1,9201 other accounts with approximately $429.51 million in assets.
As of October 31, 2025, Ananya Lodaya managed 3 registered investment companies with approximately $5.1 billion in assets, 4 other pooled investment vehicles with approximately $323.3 million in assets and 71 other accounts with approximately $547.61 million in assets.
As of October 31, 2025, David Lyle managed 3 registered investment companies with approximately $2.1 billion in assets, 1 other pooled investment vehicle with approximately $369 million in assets and no other accounts.
As of October 31, 2025, Joseph S. Madrid managed 11 registered investment companies with approximately $173.4 billion in assets, 5 other pooled investment vehicles with approximately $13.2 billion in assets and no other accounts.
As of October 31, 2025, Mike Magee managed 3 registered investment companies with approximately $4.3 billion in assets, no other pooled investment vehicles and no other accounts.
As of October 31, 2025, Marques Mercier managed 12 registered investment companies with approximately $175.7 billion in assets, 4 other pooled investment vehicles with approximately $15.4 billion in assets and no other accounts.
As of October 31, 2025, Elizabeth Mossow managed 14 registered investment companies with approximately $18.2 billion in assets, no other pooled investment vehicles and 2 other accounts with approximately $12.2 million in assets.
As of October 31, 2025, Niklas Nordenfelt managed 6 registered investment companies with approximately $5.2 billion in assets, 3 other pooled investment vehicles with approximately $200.6 million in assets and 1 other account with approximately $494.6 million in assets.
As of October 31, 2025, Brian P. Norris managed 4 registered investment companies with approximately $2.4 billion in assets, 1 other pooled investment vehicle with approximately $369 million in assets and 2 other accounts with approximately $3.9 billion in assets.
As of October 31, 2025, James Ong managed 2 registered investment companies with approximately $901 million in assets, 1 other pooled investment vehicle with approximately $22.9 million in assets and 1 other account with approximately $119.2 million in assets.
As of October 31, 2025, Tim O’Reilly managed 28 registered investment companies with approximately $44.6 billion in assets, no other pooled investment vehicles and no other accounts.

As of October 31, 2025, Mark Paris managed 29 registered investment companies with approximately $44.8 billion in assets, 1 other pooled investment vehicle with approximately $34.5 million in assets and 201 other accounts with approximately $17.51 billion in assets.
As of October 31, 2025, Erhard Radatz managed 1 registered investment company with approximately $146.9 million in assets, 8 other pooled investment vehicles with approximately $2.2 billion in assets and 6 other accounts with approximately $801.6 million in assets.
As of October 31, 2025, Todd Schomberg managed 9 registered investment companies with approximately $17.1 billion in assets, 26 other pooled investment vehicles with approximately $34.2 billion in assets and 221 other accounts with approximately $13.71 billion in assets.
As of October 31, 2025, John Schorle managed 17 registered investment companies with approximately $22.2 billion in assets, no other pooled investment vehicles and no other accounts.
As of October 31, 2025, Rahim Shad managed 5 registered investment companies with approximately $1.2 billion in assets, 2 other pooled investment vehicles with approximately $170.5 million in assets and 1 other account with approximately $494.6 million in assets.
As of October 31, 2025, Philip Susser managed 5 registered investment companies with approximately $1.2 billion in assets, 2 other pooled investment vehicles with approximately $170.5 million in assets and 1 other account with approximately $494.6 million in assets.
As of October 31, 2025, PingYing Wang managed 8 registered investment companies with approximately $1.6 billion in assets, 6 other pooled investment vehicles with approximately $2.4 billion in assets and 162 other accounts with approximately $2.32 billion in assets.
As of October 31, 2025, Brian Watson managed 5 registered investment companies with approximately $7.1 billion in assets, no other pooled investment vehicles and 401 other accounts with approximately $79.11 million in assets.
As of October 31, 2025, Julius Williams managed 28 registered investment companies with approximately $44.6 billion in assets, no other pooled investment vehicles and no other accounts.
1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
2 This amount includes 1 fund that pays performance-based fees with $179.6M in total assets under management.
Because the portfolio managers of the Adviser and/or Sub-Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts, there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund. In addition, a conflict of interest could exist to the extent that the Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser and/or Sub-Adviser’s employee benefits and/or deferred compensation plans. If the Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which a Fund invest, the Adviser and/or Sub-Adviser could be seen as harming the performance of a Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
Description of Compensation Structure—Adviser. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Description of Compensation Structure—Sub-Adviser. Each Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each Sub-Adviser’s portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Each Sub-Adviser’s portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. Each Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Sub-Adviser’s portfolio manager’s compensation consists of the following three elements:
Base Salary. A Sub-Adviser’s portfolio managers are paid a base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in light of the particular Sub-Adviser’s portfolio manager’s experience and responsibilities.
Annual Bonus. A Sub-Adviser’s portfolio managers are eligible, along with other employees of the Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. A Sub-Adviser’s portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each Sub-Adviser’s portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Sub-Adviser’s portfolio manager as described in Table 1 below.
Sub-Adviser	Performance Time Period(1)
Invesco Advisers(2)	One-, Three- and Five-year performance against Fund peer group.
IMSA(2)
ISSM(3)	Not applicable
(1)
Rolling time periods based on calendar year end.
(2)
Sub-Adviser portfolio managers may be granted an annual deferral award that vests on a pro rata basis over a four-year period and final payments are based on the performance of eligible funds selected by the Sub-Adviser portfolio manager at the time the award is granted.
(3)
ISSM’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
There is no policy regarding, or agreement with, a Sub-Adviser’s portfolio managers or any other senior executive of a Sub-Adviser to receive bonuses or any other compensation in connection with the performance of any of the Funds managed by the Sub-Adviser’s portfolio managers.
Deferred/Long Term Compensation. A Sub-Adviser’s portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Sub-Adviser Funds with a four year pro rata vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. The

vesting period aligns the interests of a Sub-Adviser’s portfolio managers with the long-term interests of clients and shareholders, and creates an incentive to retain key talent.
Sub-Adviser portfolio managers also participate in benefit plans and programs available generally to all employees.
Portfolio Holdings. As of October 31, 2025, Messrs. Devin Armstrong, Baskind, Brill, Burge, Coble, Collins, Connelly, Dunphy, Gilbertson, Hemming, Herzig, Holt, Hyman, Hubbard, Jackson, Khetan, Leopold, Lodaya, Madrid, Magee, Mercier, Nordenfelt, Norris, O’Reilly, Ong, Radatz, Sahota, Schomberg, Shad, Stanley, Susser and Watson and Mses. Brignac, Haklisch, Massow and Wang did not own any securities of the Funds he or she manages.
The dollar range of securities beneficially owned by Mr. Armstrong, as of October 31, 2025, in the Fund(s) he manages is shown below.
Philip Armstrong	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Variable Rate Investment Grade ETF		x
The dollar range of securities beneficially owned by Mr. Burrello, as of October 31, 2025, in the Fund(s) he manages is shown below.
John Burrello	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco MSCI EAFE Income Advantage ETF				x
Invesco Managed Futures Strategy ETF	x
Invesco QQQ Hedged Advantage ETF	x
Invesco QQQ Income Advantage ETF		x
Invesco S&P 500 Equal Weight Income Advantage ETF			x
The dollar range of securities beneficially owned by Mr. Cooney, as of October 31, 2025, in the Fund(s) he manages is shown below.
Joshua Cooney	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Rochester® High Yield Municipal ETF	x
The dollar range of securities beneficially owned by Mr. Devine, as of October 31, 2025, in the Fund(s) he manages is shown below.
Chris Devine	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco QQQ Income Advantage ETF				x
Invesco S&P 500 Equal Weight Income Advantage ETF				x
The dollar range of securities beneficially owned by Mr. Habibbi, as of October 31, 2025, in the Fund(s) he manages is shown below.
Jacob Habibi	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco High Yield Systematic Bond ETF		x

The dollar range of securities beneficially owned by Mr. Hixon, as of October 31, 2025, in the Fund(s) he manages is shown below.
Scott Hixon	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco QQQ Income Advantage ETF				x
Invesco S&P 500 Equal Weight Income Advantage ETF				x
The dollar range of securities beneficially owned by Mr. Lyle, as of October 31, 2025, in the Fund(s) he manages is shown below.
David Lyle	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Variable Rate Investment Grade ETF		x
The dollar range of securities beneficially owned by Mr. Paris, as of October 31, 2025, in the Fund(s) he manages is shown below.
Mark Paris	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Rochester® High Yield Municipal ETF	x
The dollar range of securities beneficially owned by Mr. Samulowitz, as of October 31, 2025, in the Fund(s) he manages is shown below.
Theodore Samulowitz	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco S&P 500® Downside Hedged ETF	x
The dollar range of securities beneficially owned by Mr. Schorle, as of October 31, 2025, in the Fund(s) he manages is shown below.
John Schorle	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Rochester® High Yield Municipal ETF	x
The dollar range of securities beneficially owned by Mr. Williams, as of October 31, 2025, in the Fund(s) he manages is shown below.
Julius Williams	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Rochester® High Yield Municipal ETF	x
Investment Advisory Agreement. Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund has agreed to pay the Adviser for its services an annual fee equal to a percentage of its average daily net assets as set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
Invesco AAA CLO Floating Rate Note ETF	0.19%
Invesco Active U.S. Real Estate ETF	0.35%
Invesco Comstock Contrarian Equity ETF	0.35%
Invesco Core Fixed Income ETF	0.25%
Invesco Global Equity Net Zero ETF	0.19%
Invesco High Yield Systematic Bond ETF	0.39%

Fund	Advisory Fee
Invesco Intermediate Municipal ETF	0.35%
Invesco International Growth Focus ETF	0.54%
Invesco Managed Futures Strategy ETF	0.65%
Invesco MSCI EAFE Income Advantage ETF	0.39%
Invesco QQQ Hedged Advantage ETF	0.45%
Invesco QQQ Income Advantage ETF	0.29%
Invesco Rochester® High Yield Municipal ETF*	0.39%
Invesco S&P 500® Downside Hedged ETF	0.39%
Invesco S&P 500 Equal Weight Income Advantage ETF	0.29%
Invesco Short Duration Total Return Bond ETF	0.30%(1)
Invesco SteelPath MLP & Energy Infrastructure ETF	0.75%
Invesco Top QQQ ETF	0.29%
Invesco Total Return Bond ETF	0.35%(2)
Invesco Ultra Short Duration ETF	0.20%
Invesco Variable Rate Investment Grade ETF	0.30%
* The Adviser has agreed to waive 100% of its management fee for the Fund through December 31, 2026.
(1) Prior to February 24, 2025, the Fund’s Advisory Fee was 0.35% of its average daily net assets.
(2) Prior to February 20, 2025, the Fund’s Advisory Fee was 0.50% of its average daily net assets.
The Advisory Fee paid by each Fund (other than Invesco Ultra Short Duration ETF) to the Adviser set forth in the table above is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of each such Fund, including payments to the Sub-Adviser (except Invesco S&P 500® Downside Hedged ETF and Invesco Top QQQ ETF), the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including, for Invesco AAA CLO Floating Rate Note ETF, interest expenses associated with the line of credit), Acquired Fund Fees and Expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). For Invesco AAA CLO Floating Rate Note ETF, the Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit.
Invesco Ultra Short Duration ETF is responsible for all of its own expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Invesco Ultra Short Duration ETF pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.27% of the Fund’s average daily net assets per year (the “Expense Cap”) through August 31, 2027.
The offering costs excluded from the Expense Cap for Invesco Ultra Short Duration ETF are: (a) initial legal fees pertaining to the Fund’s Shares offered for sale; (b) initial SEC and State registration fees; and (c)

initial fees paid to be listed on an exchange. The Expense Agreement provides that, for the Invesco Ultra Short Duration ETF, the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date that the Adviser bore the expense, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap. In no instance will the Adviser recapture any amounts for periods when the Fund’s total expenses exceed the expense limit in place at the time the waiver was made.
The Funds (except Invesco Total Return Bond ETF, and Invesco Ultra Short Duration ETF) may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Funds incur through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Funds. Therefore, the Adviser has agreed to waive the Advisory Fee payable by each Fund (except for Invesco Total Return Bond ETF and Invesco Ultra Short Duration ETF) in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to each Fund’s Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. For Invesco Total Return Bond ETF and Invesco Ultra Short Duration ETF, the Adviser has agreed to waive a portion of its management fee and/or reimburse Fund expenses in an amount equal to 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s Underlying Affiliated Investments. This waiver does not apply to the Fund’s investment of cash collateral received for securities lending. This waiver (except for Invesco Total Return Bond ETF and Invesco Ultra Short Duration ETF) is in place through at least August 31, 2027, and there is no guarantee that the Adviser will extend it past that date.
The Adviser has also agreed to waive a portion of Invesco Total Return Bond ETF’s and Invesco Ultra Short Duration ETF’s management fee and/or reimburse Fund expenses in an amount equal to 100% of the net advisory fees that an affiliated person of the Adviser (an “Affiliated Person”) or the Adviser receives that are attributable to that Fund’s investments in any other fund managed by such Affiliated Person or the Adviser. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by each such Fund.
Additionally, Invesco Variable Rate Investment Grade ETF may invest in other ETFs managed by the Adviser, and the indirect portion of the management fee that such Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser also has agreed to waive the management fees that it receives under the unitary management fee from Invesco Variable Rate Investment Grade ETF in an amount equal to the indirect management fees that the Fund incurs through its investments in affiliated ETFs managed by the Adviser.
The aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the aggregate Advisory Fees waived by the Adviser are shown below for the fiscal years ended October 31, 2025, 2024 and 2023.

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recaptured Fees for the Fiscal Year Ended
	2025	2024	2023	2025	2024	2023
Invesco AAA CLO Floating Rate Note ETF[1,2]	$596,061	$205,041	$74,696	$(6,596)	$(68,158)	$(30,007)
Invesco Active U.S. Real Estate ETF	208,429	255,329	405,607	(74)	(22)	(36)
Invesco Comstock Contrarian Equity ETF[3]	167,584	N/A	N/A	(2,691)	N/A	N/A
Invesco Core Fixed Income ETF[4]	24,859	N/A	N/A	(1,551)	N/A	N/A
Invesco Global Equity Net Zero ETF[5]	77,007	N/A	N/A	(16)	N/A	N/A
Invesco High Yield Systematic Bond ETF	253,869	193,601	139,074	(374)	(485)	(291)
Invesco Intermediate Municipal ETF[4]	21,699	N/A	N/A	N/A	N/A	N/A
Invesco International Growth Focus ETF[6]	126,249	N/A	N/A	(313)	N/A	N/A
Invesco Managed Futures Strategy ETF[7]	1,119,782	N/A	N/A	(249,819)	N/A	N/A
Invesco MSCI EAFE Income Advantage ETF[8]	549,585	122,029	N/A	(328,016)	(122,029)	N/A
Invesco QQQ Hedged Advantage ETF[3]	24,346	N/A	N/A	(35)	N/A	N/A
Invesco QQQ Income Advantage ETF[8]	676,915	90,438	N/A	(386,283)	(90,438)	N/A
Invesco Rochester® High Yield Municipal ETF[1]	126,739	119,075	104,623	(48,298)	N/A	N/A

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recaptured Fees for the Fiscal Year Ended
	2025	2024	2023	2025	2024	2023
Invesco S&P 500 Equal Weight Income Advantage ETF [8]	$976,174	$196,989	N/A	$(606,855)	$(196,989)	N/A
Invesco S&P 500® Downside Hedged ETF	387,664	476,215	$798,330	(52,518)	(37,071)	$(52,687)
Invesco Short Duration Total Return Bond ETF[1,9]	41,869	34,827	31,117	(887)	(485)	(126)
Invesco SteelPath MLP & Energy Infrastructure ETF[10]	150,321	N/A	N/A	(280)	N/A	N/A
Invesco Top QQQ ETF[11]	74,123	N/A	N/A	(19,712)	N/A	N/A
Invesco Total Return Bond ETF[12]	7,403,281	6,751,923	4,604,614	(2,391,237)	(3,377,371)	N/A
Invesco Ultra Short Duration ETF	5,373,730	4,057,976	3,943,189	(12,351)	(2,369)	(969)
Invesco Variable Rate Investment Grade ETF	3,666,552	2,810,758	1,784,618	(11,495)	(7,884)	(5,733)

1	The Fund commenced operations on December 7, 2022.
2	Prior to May 1, 2024, the Fund's Advisory Fee was 0.26% of its average daily net assets.
3	The Fund commenced operations on May 5, 2025.
4	The Fund commenced operations on July 21, 2025.
5	The Fund commenced operations on July 14, 2025.
6	The Fund commenced operations on June 9, 2025.
7	The Fund commenced operations on March 17, 2025.
8	The Fund commenced operations on July 15, 2024.
9	Prior to February 24, 2025, the Fund's Advisory Fee was 0.35% of its average daily net assets.
10	The Fund commenced operations on February 18, 2025.
11	The Fund commenced operations on December 2, 2024.
12	Prior to February 20, 2025, the Fund's Advisory Fee was 0.50% of its average daily net assets.
Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following its initial term) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to each Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.
Sub-Advisory Agreements. The Adviser has entered into sub-advisory agreements with certain affiliates to serve as sub-advisers to each Fund (other than Invesco S&P 500® Downside Hedged ETF and Invesco Top QQQ ETF) (each, a “Sub-Advisory Agreement”) pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to those Funds. These affiliated sub-advisers are:
●
Invesco Advisers, Inc. (previously defined as “Invesco Advisers”);
●
Invesco Management S.A. (“IMSA”);
●
Invesco Asset Management Limited (“Invesco Asset Management”);
●
Invesco Asset Management (Japan) Limited (“Invesco Japan”);
●
Invesco Hong Kong Limited (“Invesco Hong Kong”);
●
Invesco Senior Secured Management, Inc. (previously defined as “ISSM”); and
●
Invesco Canada Ltd. (“Invesco Canada”).
The Adviser and each affiliated sub-adviser listed above are indirect, wholly owned subsidiaries of Invesco Ltd. Under each Sub-Advisory Agreement, each sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the

Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Sub-Advisory Agreement continues in effect (following their initial term) only if approved annually by the Board, including a majority of the Independent Trustees.
Each Sub-Advisory Agreement terminates automatically upon assignment or termination of the Advisory Agreement and are terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the relevant Sub-Adviser, by the Adviser on 60 days’ written notice to the relevant Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust.
Invesco Advisers currently serves as Sub-Adviser to each of the Invesco Active U.S. Real Estate ETF, Invesco Comstock Contrarian Equity ETF, Invesco Core Fixed Income ETF, Invesco High Yield Systematic Bond ETF, Invesco Intermediate Municipal ETF, Invesco International Growth Focus ETF, Invesco Managed Futures Strategy ETF, Invesco MSCI EAFE Income Advantage ETF, Invesco QQQ Hedged Advantage ETF, Invesco QQQ Income Advantage ETF, Invesco Rochester® High Yield Municipal ETF, Invesco S&P 500 Equal Weight Income Advantage ETF, Invesco Short Duration Total Return Bond ETF, Invesco SteelPath MLP & Energy Infrastructure ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF, IMSA currently serves as Sub-Adviser to Invesco Global Equity Net Zero ETF, and ISSM currently serves as Sub-Adviser to Invesco AAA CLO Floating Rate Note ETF. The Adviser pays each Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser’s monthly compensation with respect to the assets of the Funds for which the Sub-Adviser provides sub-advisory services. On an annual basis, the Sub-Advisory fee is equal to 40% of the Adviser’s compensation of the sub-advised assets per year.
Invesco Advisers is located at 1331 Spring Street N.W., Suite 2500, Atlanta, Georgia 30309.
IMSA is located at 37a Avenue John F. Kennedy, 1855 Luxembourg.
Invesco Asset Management is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom.
Invesco Japan is located at Roppongi Hills Mori Tower 14F, P.O. Box 115, 6-10-1 Roppongi, Minato-ku, Tokyo 106-6114, Japan.
Invesco Hong Kong is located at 45F Jardine House, 1 Connaught Place, Central, Hong Kong.
ISSM is located at 225 Liberty Street, New York, New York 10281.
Invesco Canada is located at 16 York Street, Suite 1200, Toronto, Ontario, Canada M5J 0E6.
Subsidiary. The Adviser and Sub-Adviser also serve as the Subsidiary’s investment adviser and sub-adviser, as applicable, pursuant to a separate investment advisory agreements and sub-advisory agreement with the Subsidiary. The Subsidiary is not registered under the 1940 Act and is not subject to the regulatory protections of the 1940 Act. Thus Invesco Managed Futures Strategy ETF, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls its Subsidiary, and the Adviser and Sub-Adviser are subject to the oversight of the Board of the Trust, it is unlikely that the Subsidiary will take action contrary to the interests of its corresponding Fund or that Fund’s shareholders. The investment advisory and sub-adviser agreement with the Subsidiary continues indefinitely; however, the applicable agreement automatically will terminate if the Investment Advisory Agreement or Sub-Advisory agreement between the Trust and the Adviser or the Sub-Adviser, is terminated, by assignment or otherwise. In addition, the Fund, as sole shareholder of the Subsidiary, may terminate the agreement between a Subsidiary and the Adviser or Sub-Adviser at any time, without penalty, on sixty days’ notice. As part of the Board’s annual consideration of the Investment Advisory Agreement and Sub-Advisory Agreement with the Trust, the Board also will consider the Adviser’s and Sub-Adviser's performance with regard to the Subsidiary.

Payments to Financial Intermediaries. The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers, banks and other financial intermediaries (each, an “Intermediary” and together, the “Intermediaries”) that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds or other Invesco ETFs generally. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation, from their own assets and not from the assets of the Funds, to Intermediaries for certain activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund; or for other activities, such as marketing, presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems, and providing their customers with access to the Funds via online platforms. The Adviser, the Distributor, or their affiliates may, from their own assets, provide payments to intermediaries for reimbursement of costs or otherwise support services or other activities that the Adviser, the Distributor and/or their affiliates believe may facilitate investment in the Funds or other Invesco ETFs.
Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to Intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the costs of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.
The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to that Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.
As of January 31, 2026, the Intermediaries receiving such payments include Charles Schwab, Jane Street Financial Limited, Janney Montgomery Scott, LPL Financial, Morgan Stanley Smith Barney LLC, National Financial Services LLC, Nitrogen Wealth Inc., Osaic, Inc., Pershing LLC, Raymond James, Sanctuary Wealth Group, LLC, UBS Financial Services, Inc. and Wells Fargo.
Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an Intermediary may create the incentive for the Intermediary to encourage customers to buy Shares.
Administrator. BNY serves as administrator for the Funds. Its principal address is 240 Greenwich Street, New York, NY 10286.
BNY serves as Administrator for the Funds pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNY is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNY will generally assist in many aspects of the Trust's and the Funds' operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.
Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
As compensation for the foregoing services, BNY may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.
The aggregate amount of the administrative fees paid by the following Fund to BNY pursuant to the Administrative Services Agreement during the Fund’s fiscal years ended October 31, 2025, 2024 and 2023 are set forth in the chart below.

Fund Name	2025	2024	2023
Invesco Ultra Short Duration ETF	$200,882	$148,208	$174,540
Custodian, Transfer Agent and Fund Accounting Agent. BNY (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, NY 10286, also serves as custodian for the Funds pursuant to a custodian agreement. BNY also serves as the custodian for the Subsidiary. As Custodian, BNY holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNY also serves as Transfer Agent and dividend disbursing agent for the Funds pursuant to a transfer agency agreement. Further, BNY serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNY may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.
Distributor. Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Shares. The Distributor's principal address is 11 Greenway Plaza, Houston, TX 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in each Fund’s Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Securities Lending Arrangements. The Funds may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. Collateral may consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under such Funds’ investment policies. Funds participating in the Program may lend securities to securities brokers and other borrowers.
Under the Program, each of BNY and Invesco Advisers serves as a securities lending agent for the Funds. To the extent a Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board has approved policies and procedures that govern a Fund’s securities lending activities when utilizing an affiliated securities lending agent, such as Invesco Advisers, consistent with the guidance set forth in the no-action letters.
Invesco Advisers serves as a securities lending agent to other clients in addition to the Funds. There are potential conflicts of interest involved in the Funds’ use of Invesco Advisers as an affiliated securities lending agent, including but not limited to: (i) Invesco Advisers as securities lending agent may have an incentive to increase or decrease the amount of securities on loan, lend particular securities, delay or forgo calling securities on loan, or lend securities to less creditworthy borrowers, in order to generate additional fees for Invesco Advisers; and (ii) Invesco Advisers as securities lending agent may have an incentive to allocate loans to clients that would provide more fees to Invesco Advisers. Invesco Advisers seeks to mitigate these potential conflicts of interest by utilizing a lending methodology designed to provide its securities lending clients with equal lending opportunities over time.
In addition, the Adviser renders certain administrative services to the Funds that engage in securities lending activities, which include, where applicable: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal in determining which specific securities are available for loan; (c) monitoring the securities lending agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the securities lending agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to securities lending agent inquiries; and (g) performing such other duties as may be necessary.
For the fiscal year ended October 31, 2025, the income earned by the Funds, as well as the fees and/or compensation paid (in dollars) to BNY pursuant to the securities lending agreement were as follows:
	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Active U.S. Real Estate ETF	$8,456.47	$27.39	$2,496.00	$0.00	$0.00	$8,154.12	$0.00	$10,677.51	($2,221.04)
Invesco Core Fixed Income ETF(1)	$2,637.57	$65.11	$59.00	$0.00	$0.00	$1,917.71	$0.00	$2,041.82	$595.75
Invesco Global Equity Net Zero ETF(2)	$10,465.44	$793.60	$351.00	$0.00	$0.00	$1,733.76	$0.00	$2,878.36	$7,587.08
Invesco High Yield Systematic Bond ETF	$695,689.65	$8,076.79	$15,285.00	$0.00	$0.00	$606,769.62	$0.00	$630,131.41	$65,558.24
Invesco International Growth Focus ETF(3)	$4,777.91	$760.06	$283.00	$0.00	$0.00	($3,582.96)	$0.00	($2,539.90)	$7,317.81
Invesco MSCI EAFE Income Advantage ETF	$132,978.09	$1,318.56	$2,966.00	$0.00	$0.00	$118,415.39	$0.00	$122,699.95	$10,278.14
Invesco QQQ Income Advantage ETF	$13,209.97	$58.28	$2,786.00	$0.00	$0.00	$12,563.34	$0.00	$15,407.62	($2,197.65)
Invesco S&P 500® Downside Hedged ETF	$466.28	$1.32	$1,444.00	$0.00	$0.00	$450.29	$0.00	$1,895.61	($1,429.33)
Invesco S&P 500 Equal Weight Income Advantage ETF	$16,970.45	$70.39	$16,095.00	$0.00	$0.00	$16,191.92	$0.00	$32,357.31	($15,386.86)
Invesco Short Duration Total Return Bond ETF	$15,698.94	$370.02	$336.00	$0.00	$0.00	$11,608.21	$0.00	$12,314.23	$3,384.71
Invesco SteelPath MLP & Energy Infrastructure ETF(4)	$16,612.15	$301.05	$1,089.00	$0.00	$0.00	$13,298.09	$0.00	$14,688.14	$1,924.01
Invesco Total Return Bond ETF	$6,808,031.32	$29,430.40	$149,180.00	$0.00	$0.00	$6,483,996.15	$0.00	$6,662,606.55	$145,424.77
Invesco Ultra Short Duration ETF	$694,963.66	$7,773.65	$15,458.00	$0.00	$0.00	$609,430.01	$0.00	$632,661.66	$62,302.00

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Variable Rate Investment Grade ETF	$1,506,805.11	$11,349.64	$32,736.00	$0.00	$0.00	$1,381,898.82	$0.00	$1,425,984.46	$80,820.65
(1) The Fund commenced operations on July 21, 2025.
(2) The Fund commenced operations on July 14, 2025.
(3) The Fund commenced operations on June 9, 2025.
(4) The Fund commenced operations on February 18, 2025.
For the fiscal year ended October 31, 2025, BNY provided the following services for the Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Funds; (ii) negotiating loan terms; (iii) receiving collateral from borrowers; (iv) collecting distributions from borrowers and crediting such distributions to the custodial account; (v) collecting securities loan fees and crediting them to the collateral account; (vi) terminating loans in its reasonable discretion or as directed by the Funds; (vii) effecting currency conversion transactions; (viii) investing and reinvesting cash collateral; (ix) maintaining books and records; and (x) acting as the Funds’ agent in connection with all aspects of (including establishment, maintenance, perfection, administration, performance of and realization upon) the security interest in, and lien and charge upon, the collateral.
For the fiscal year ended October 31, 2025, the income earned by the Funds, as well as the fees and/or compensation paid (in dollars) to Invesco Advisers pursuant to the affiliated securities lending agreement were as follows:
	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split*	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Active U.S. Real Estate ETF	$106,703.91	$59.36	$0.00	$246.36	$0.00	$103,610.85	$0.00	$103,916.57	$2,787.34
Invesco Comstock Contrarian Equity ETF(1)	$565.64	$0.30	$0.00	$1.47	$0.00	$546.22	$0.00	$547.99	$17.65
Invesco Global Equity Net Zero ETF(2)	$5,853.81	$94.73	$0.00	$380.79	$0.00	$1,515.08	$0.00	$1,990.60	$3,863.21
Invesco International Growth Focus ETF(3)	$8,329.44	$5.92	$0.00	$23.78	$0.00	$8,011.89	$0.00	$8,041.59	$287.85
Invesco MSCI EAFE Income Advantage ETF	$1,650.11	$0.77	$0.00	$4.00	$0.00	$1,602.36	$0.00	$1,607.13	$42.98
Invesco QQQ Income Advantage ETF	$113,028.48	$66.69	$0.00	$274.10	$0.00	$109,616.11	$0.00	$109,956.90	$3,071.58

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split*	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco S&P 500® Downside Hedged ETF	$65,655.94	$57.10	$0.00	$283.22	$0.00	$62,194.60	$0.00	$62,534.92	$3,121.02
Invesco S&P 500 Equal Weight Income Advantage ETF	$712,022.65	$2,068.60	$0.00	$8,334.31	$0.00	$604,438.01	$0.00	$614,840.92	$97,181.73
Invesco SteelPath MLP & Energy Infrastructure ETF(4)	$31,707.19	$192.48	$0.00	$771.29	$0.00	$21,307.74	$0.00	$22,271.51	$9,435.68
Invesco Total Return Bond ETF	$7,506.05	$542.17	$0.00	$2,172.12	$0.00	($17,581.13)	$0.00	($14,866.84)	$22,372.89
Invesco Ultra Short Duration ETF	$13,374.51	$75.26	$0.00	$302.02	$0.00	$9,019.58	$0.00	$9,396.86	$3,977.65
*Paid to BNY.
(1) The Fund commenced operations on May 5, 2025.
(2) The Fund commenced operations on July 14, 2025.
(3) The Fund commenced operations on June 9, 2025.
(4) The Fund commenced operations on February 18, 2025.
Further, for the fiscal year ended October 31, 2025, Invesco Advisers provided the following services for the Funds in connection with affiliated securities lending activities: (i) identify available loan opportunities, (ii) negotiate loan terms; (iii) enter into loans with prime brokers subject to guidelines or restrictions provided by the Funds; (iv) input loan details into the securities lending platform; (v) monitor daily reports and data files of loan details to ensure compliance with applicable policies and requirements or restrictions of the securities lending program; (vi) monitor re-rate surveillance reports; (vii) renegotiate loan rates and reallocate or recall securities where necessary; and (viii) provide quarterly reports to the Securities Lending Governance Committee and to the Board on information required by Invesco Advisers’ policies and procedures for affiliated securities lending.
Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act, and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Creation and Redemption of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).
BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS
The policy of the Adviser and the Sub-Advisers regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s and the Sub-Advisers’ policies are to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and the Sub-Advisers, as applicable, rely upon their experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. To the extent that a Fund’s assets are managed by a Sub-Adviser, the decision to buy and sell securities and broker-dealer selection will be made by the Sub-Adviser for the assets it manages. Unless specifically noted, the Sub-Advisers’ brokerage allocation procedures do not materially differ from the Adviser's procedures.
In seeking to implement its policies, the Adviser or a Sub-Adviser, as applicable, effects transactions with those brokers and dealers that the Adviser or Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. As discussed herein, in choosing brokers to execute portfolio transactions for certain Funds, Invesco Advisers, as Sub-Adviser to such Funds, may select brokers that are not affiliated with Invesco that provide brokerage and/or research services (i.e., “Soft Dollar Products”) to the Fund and/or the other accounts over which the Sub-Adviser and its affiliates have investment discretion. Section 28(e) of the Exchange Act provides that the Sub-Adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), the Sub-Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [the Sub-Adviser’s] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The Soft Dollar Products provided by the broker also must lawfully and appropriately assist the Sub-Adviser in the performance of its investment decision-making responsibilities. Accordingly, unless prohibited by applicable law, certain Funds may pay a broker commissions higher than those available from another broker in recognition of the broker’s provision of Soft Dollar Products to the Sub-Adviser or its affiliates.
The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because the Sub-Adviser is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces the Sub-Adviser’s expenses to the extent that it would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use Soft Dollar Products for the benefit of any account it manages. Certain Sub-Adviser-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Sub-Adviser-managed accounts, effectively cross subsidizing the other Sub-Adviser-managed accounts that benefit directly from the product. The Sub-Adviser may not use all of the Soft Dollar Products provided by brokers through which a Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for such products which are used to manage certain fixed income funds are generated entirely by equity funds and other equity client accounts managed by the Sub-Adviser. In other words, certain fixed income funds are cross-subsidized by the equity funds in that the fixed income funds receive the benefit of soft dollar products services for which they do not pay. Similarly, other accounts managed by the Sub-Adviser or certain of its affiliates may benefit from soft dollar products services for which they do not pay.
The Sub-Adviser attempts to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for such Soft Dollar Products only if the Sub-Adviser concludes that the broker supplying the product is capable of providing best execution.
Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through brokers in exchange for soft dollars. The Sub-Adviser uses soft dollars to purchase two types of Soft Dollar Products: (1) proprietary research created by the broker executing the trade, and (2) other products created by third parties that are supplied to the Sub-Adviser through the broker executing the trade.
Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. The Sub-Adviser periodically rates the quality of proprietary research produced by various brokers. Based on the evaluation of the quality of information that the Sub-Adviser receives from each broker, the Sub-Adviser develops an estimate of each broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.
The Sub-Adviser may use soft dollar commissions to acquire Soft Dollar Products from third parties that are supplied to it or its affiliates through brokers executing the trades or other brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade. Invesco may from time to time instruct the executing broker to allocate or “step out” a portion of a transaction to another broker. The broker to which the Sub-Adviser has “stepped out” would then settle and complete the designated portion of the transaction, and the executing broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.
Soft Dollar Products received from brokers supplement the Sub-Adviser’s own research (and the research of certain of its affiliates), and may include the following types of products and services:
●
Database Services – comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).
●
Quotation/Trading/News Systems – products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
●
Economic Data/Forecasting Tools – various macro-economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.
●
Quantitative/Technical Analysis – software tools that assist in quantitative and technical analysis of investment data.
●
Fundamental/Industry Analysis – industry specific fundamental investment research.
●
Fixed Income Security Analysis – data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.
●
Other Specialized Tools – other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment- analysis software.
Occasionally, the Sub-Adviser may receive certain “mixed-use” research and brokerage services (i.e., it also serves functions that do not assist the investment decision-making or trading process). As a result, a portion of the cost of such services is eligible under Section 28(e) for payment with soft dollar commissions and a portion is not. If the Sub-Adviser determines that any service or product has a mixed use, it will allocate the costs of such service or product accordingly in its reasonable discretion. The Sub-Adviser will allocate brokerage commissions to brokers only for the portion of the service or product that the Sub-Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service with its own resources.
Outside research assistance is useful to the Sub-Adviser because the brokers used by the Sub-Adviser tend to provide more in-depth analysis of a broader universe of securities and other matters than the Sub-Adviser’s staff follow. In addition, such services provide the Sub-Adviser with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Sub-Adviser’s clients, including a Fund. However, a Fund is not under any obligation to deal with any broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the broker providing them. In other cases, such products may be obtainable from alternative sources in return for cash payments. The Sub-Adviser believes that because broker research supplements rather than replaces its own research, the receipt of such research tends to improve the quality of the Sub-Adviser’s investment advice. The advisory fee paid by a Fund is not reduced because the Sub-Adviser receives such services. To the extent a Fund’s portfolio transactions are used to obtain soft dollar products, the brokerage commissions obtained by the Fund might exceed those that might otherwise have been paid.
The Sub-Adviser may determine target levels of brokerage business with various brokers on behalf of its clients (including a Fund) over a certain time period. The Sub-Adviser determines target levels based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions may be effected through brokers that recommend funds to their clients, or that act as agent in the purchase of a fund’s shares for their clients, provided that the Sub-Adviser believes such brokers provide best execution and such transactions are executed in compliance with the Sub-Adviser’s policy against using directed brokerage to compensate brokers for promoting or selling fund shares. The Sub-Adviser will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.
Affiliated Transactions. The Adviser or a Sub-Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser or Sub-Adviser determines that ICMI's trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser or Sub-Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser or Sub-Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.
Allocation of Portfolio Transactions. The Sub-Adviser assumes the general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. The Sub-Adviser manages numerous Invesco funds and other accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by multiple investment companies or other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The Sub-Adviser will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more other accounts, and is considered at or about the same time, the Sub-Adviser will allocate transactions in such securities among the Fund and these accounts on a pro rata basis based on order size or in such other manner believed by the Sub-Adviser to be fair and equitable. The Sub-Adviser may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.
The aggregate brokerage commissions, including any brokerage commissions on affiliated transactions, paid by the applicable Funds during the fiscal years ended October 31, 2025, 2024 and 2023 are set forth in the chart below. The percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions through ICMI for the last fiscal year are also set forth in the chart below.
Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to application of the Fund’s investment process.

	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund	2025	2024	2023	2025	2024	2023	2025	2025
Invesco AAA CLO Floating Rate Note ETF(1)	$0	$0	$0	$0	$0	$0	-	-
Invesco Active U.S. Real Estate ETF	$18,883	$58,151	$41,184	$18,785	$51,857	$21,357	99.48%	99.29%
Invesco Comstock Contrarian Equity ETF(2)	$2,817	$0	$0	$0	$0	$0	-	-
Invesco Core Fixed Income ETF(3)	$712	$0	$0	$0	$0	$0	-	-
Invesco Global Equity Net Zero ETF(4)	$15,537	$0	$0	$5,159	$0	$0	33.20%	58.33%
Invesco High Yield Systematic Bond ETF	$2,012	$1,061	$1,025	$0	$0	$0	-	-
Invesco Intermediate Municipal ETF(3)	$0	$0	$0	$0	$0	$0	-	-
Invesco International Growth Focus ETF(5)	$47,572	$0	$0	$0	$0	$0	-	-
Invesco Managed Futures Strategy ETF(6)	$45,274	$0	$0	$0	$0	$0	-	-
Invesco MSCI EAFE Income Advantage ETF(7)	$6,041	$3,168	$0	$719	$536	$0	11.90%	15.74%
Invesco QQQ Hedged Advantage ETF(2)	$9,090	$0	$0	$401	$0	$0	4.41%	39.22%
Invesco QQQ Income Advantage ETF(7)	$4,564	$348	$0	$1,939	$320	$0	42.48%	65.14%
Invesco Rochester® High Yield Municipal ETF(1)	$0	$0	$0	$0	$0	$0	-	-
Invesco S&P 500 Equal Weight Income Advantage ETF(7)	$21,492	$3,496	$0	$8,257	$1,983	$0	38.42%	52.11%
Invesco S&P 500® Downside Hedged ETF	$129,098	$165,359	$385,484	$54,375	$65,016	$249,553	42.12%	42.82%
Invesco Short Duration Total Return Bond ETF(1)	$1,410	$505	$388	$0	$0	$0	-	-
Invesco SteelPath MLP & Energy Infrastructure ETF(8)	$3,101	$0	$0	$0	$0	$0	-	-
Invesco Top QQQ ETF(9)	$1,161	$0	$0	$926	$0	$0	79.72%	46.29%
Invesco Total Return Bond ETF	$138,627	$87,632	$59,576	$0	$0	$0	-	-
Invesco Ultra Short Duration ETF	$0	$1,440	$0	$0	$0	$0	-	-
Invesco Variable Rate Investment Grade ETF	$0	$0	$0	$0	$0	$0	-	-
(1)
The Fund commenced operations on December 7, 2022.
(2)
The Fund commenced operations on May 5, 2025.
(3)
The Fund commenced operations on July 21, 2025.
(4)
The Fund commenced operations on July 14, 2025.
(5)
The Fund commenced operations on June 9, 2025.
(6)
The Fund commenced operations on March 17, 2025.
(7)
The Fund commenced operations on July 15, 2024.
(8)
The Fund commenced operations on February 18, 2025.
(9)
The Fund commenced operations on December 2, 2024.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Portfolio Deposit) or sales of Fund Securities (as defined below under Redemptions) as applicable. Depending on the timing of the transactions and certain other factors, such transactions with an applicable broker-dealer may be placed with the purchasing or redeeming AP in its capacity as a broker-dealer (or with a broker-dealer affiliated with the Authorized Participant or a third party broker-dealer engaged through the Authorized Participant) and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs that the Fund would otherwise incur as a consequence of settling creations or redemptions in cash rather than in-kind.
Following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the transacting Authorized Participant or its affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Depending on the timing of the transaction and certain other factors, such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming Authorized Participant (or a broker/dealer affiliated with the Authorized Participant or a third-party broker-dealer engaged through the Authorized Participant) in its capacity as a broker-dealer. The amount payable to each Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant (or an affiliated or unaffiliated broker-dealer), an Authorized Participant is required to deposit an amount with the Fund (the “Execution Performance Deposit”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the Deposit Securities, then the Authorized Participant generally may retain the benefit of the favorable executions, and the Execution Performance Deposit will be returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual Execution Performance Guarantee.
To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant (or an affiliated or unaffiliated broker-dealer) as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the “Execution Performance Offset”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, then the Authorized Participant generally may retain the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
The circumstances under which the Execution Performance Guarantee will be used and the expected amount, if any, of any Execution Performance Deposit or Execution Performance Offset for a Fund may change from time to time based on the actual experience of the Fund.
ADDITIONAL INFORMATION CONCERNING THE TRUST
The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on November 6, 2007 pursuant to the Declaration of Trust.
The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. The Declaration of Trust provides that the assets associated solely with any series shall be held and accounted for separately from the assets of the Trust generally or of any other series, and that liabilities belonging to a particular series shall be enforceable only against the assets belonging to that series and not against the assets of the Trust generally or against the assets belonging to any other series.
Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and other distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular fund, and, if the matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.
The Trustees may, except in limited circumstances, amend or supplement the Declaration of Trust without shareholder vote. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to a Fund, and ownership of Shares may be disclosed by a Fund if so required by law or regulation.
The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 33% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose by written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.
The Trust’s bylaws require that to the fullest extent permitted by law, including Section 3804 (e) of the Delaware Statutory Trust Act, the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, shall be the sole and exclusive forum for any shareholder (including a beneficial owner of shares) to bring derivatively or directly (i) any claim, suit, action or proceeding brought on behalf of the Trust, (ii) any claim, suit, action or proceeding asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any claim, suit, action or proceeding asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of Delaware statutory or common law, or any federal or state securities law, in each case as amended from time to time, or the Trust’s Declaration of Trust or bylaws; or (iv) any claim, suit, action or proceeding asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine. Insofar as the Federal securities laws supersede state law, the provisions in the Trust's bylaws related to exclusive forum described herein do not apply to claims brought under the Federal securities laws to the extent that any such federal securities laws, rules or regulations, do not permit such application. The designation of exclusive forum may make it more expensive for a shareholder to bring a suit and may limit a shareholder's ability to litigate a claim in a jurisdiction or forum that may be more convenient and favorable to the shareholder.
The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).
Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.
Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”
DTC Acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares

(owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by a Fund to the Adviser or Sub-Adviser, as applicable. The Adviser or Sub-Adviser, as applicable, votes such proxies in accordance with its proxy policies and procedures, which are included as Appendix A to this SAI. The Board periodically reviews each Fund’s proxy voting record.
The Trust is required to disclose annually information regarding how the Funds voted proxies related to their portfolio securities on Form N-PX covering the period July 1 through June 30 and to file it with the SEC no later than August 31. Information regarding how the Funds voted proxies related to their portfolio securities during the most recent 12-month period ended June 30 is available at no charge upon request by calling 800.983.0903, by writing to the Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, or by visiting www.invesco.com/proxy-voting. The Form N-PX will also be available on the SEC’s website at www.sec.gov no later than August 31 of each year.
Code of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved the Code of Ethics adopted by the Adviser, Sub-Advisers and Distributor (collectively, the “Ethics Code”). The Ethics Code is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.
The Ethics Code applies to the personal investing activities of Trustees and officers of the Trust, the Adviser, the Sub-Advisers and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Code are

designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Code, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Code permits personnel subject to the Ethics Code to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Code is on file with the SEC and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Code may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS
General
The Trust issues and sells Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the Fund's NAV next determined after receipt of an order in “proper form” (as defined below) on any Business Day. A “Business Day” is any day on which an Exchange is open for business. As of the date of this SAI, each Exchange is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when an Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day.
The number of Shares that constitute a Creation Unit Aggregation for a Fund is set forth in the Fund's Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for a Fund.
Role of the Authorized Participant
A Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders for the purchase or redemption of a Creation Unit of a Fund, an AP must have executed a written agreement with the Fund or one of its service providers that allows the AP to place such orders (“Participant Agreement”). In addition, an AP must be a member or participant of a clearing agency that is registered with the SEC. An AP may place orders for the creation or redemption of Creation Units through the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (“NSCC”), Euroclear, the Fed Book-Entry System and/or DTC, subject to the procedures set forth in the Participant Agreement. (APs that participate in the Clearing Process are sometimes referred to as a “Participating Party,” and APs that are eligible to utilize the Fed Book Entry System and/or DTC are sometimes referred to as a “DTC Participant.”) Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.
Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of a Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor's broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.
Creations
Portfolio Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a portfolio of securities, assets or other positions constituting a substantial replication of a

Fund’s portfolio holdings (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.
The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.
Each business day before the opening of regular trading on the Exchange (usually 9:30 a.m., Eastern Time), a Fund discloses on its website (www.invesco.com/ETFs) the Deposit Securities and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced Portfolio Deposit is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by the Adviser or Sub-Adviser with a view to the investment objective of a Fund.
Such adjustments will reflect changes known to the Adviser or Sub-Adviser by the time of determination of the Deposit Securities resulting from stock splits and other corporate actions.
The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by a Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Security that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”). A Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).
Cash Creations. If a Fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the AP must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in the subsection “—Portfolio Deposit” above).
Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by a Fund and will affect the value of the Shares; therefore, such Funds may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below). If transacting as a broker for a Fund, an AP may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
Creation Orders
Procedures for Creation of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units of Funds that invest in domestic equity securities (“Domestic Equity Funds”) may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with a Fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”). The Clearing Process is not currently available for purchases or redemptions of Creation Units of Funds that invest in foreign securities (“International Equity Funds”) or Funds that invest in fixed-income securities (“Fixed Income Funds”). Accordingly, APs submitting creation orders for such Funds must effect those transactions outside the Clearing Process, as described further below.
All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares as determined on such date. With certain exceptions, the Order Cut-Off Time for a Fund, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the New York Stock Exchange—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. Additionally, on days when the NYSE, the relevant Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”
Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP. APs placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).
A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor's behalf) not later than a Fund's specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the applicable Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by each Fund, and such Fund's determination shall be final and binding.
Placing Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.
Placing Creation Orders Outside the Clearing Process. Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating

Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.
APs purchasing Creation Units of Shares of International Equity Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Equity Fund, it will provide such information to the relevant sub-custodian(s) of each such Fund. The Custodian shall then cause the sub- custodian(s) of each such Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub- custodian(s).
Acceptance of Creation Orders. The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.
The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC's position does not prohibit the suspension or rejection of creations in all instances. The Trust reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act, to reject or revoke a creation order transmitted to it by the Distributor in respect of a Fund, including, for example, if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (v) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Sub-Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.
Issuance of a Creation Unit
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed.
Notwithstanding the foregoing, a Fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement (typically, 11:00 a.m., Eastern time on such date for equity Funds and 2:00 p.m., Eastern time on such date for fixed-income Funds). If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to a Fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the Funds, and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust's Clearing Process. In each case, the delivery must occur by the “regular way” settlement date - i.e., generally, the first Business Day following the Transmittal Date (“T+1”), except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—Domestic Equity Funds. An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled. For creation units issued principally for cash (see “—Cash Creations” above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—International Equity Funds. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11:00 a.m., Eastern time, on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant Fund are customarily traded. The AP also must make available by the Contractual Settlement Date funds estimated by the Trust to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC so as to be received by the purchaser by such time as set forth in the Participant Agreement.
Outside the Clearing Process—Fixed-Income Funds. An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through Euroclear, DTC and/or Fed Book-Entry, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities and Cash Component must each be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. Otherwise, the creation order shall be canceled. At that time, the Transfer Agent shall initiate procedures to transfer the Creation Unit of Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Creation and Redemption Transaction Fees
Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNY, in the amount listed in the table below, irrespective of the size of the order. As shown in the table below, the administrative fee has a base amount for each Fund; however, BNY may increase the administrative fee to a maximum of four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNY. These fees may be changed by the Trust.

Fund	Base Administrative Fee (Payable to BNY)	Maximum Administrative Fee (Payable To BNY)
Invesco AAA CLO Floating Rate Note ETF	$250	$1,000
Invesco Active U.S. Real Estate ETF	$250	$1,000
Invesco Comstock Contrarian Equity ETF	$250	$1,000
Invesco Core Fixed Income ETF	$250	$1,000
Invesco Global Equity Net Zero ETF	$2,200	$8,800
Invesco High Yield Systematic Bond ETF	$400	$1,600
Invesco Intermediate Municipal ETF	$250	$1,000
Invesco International Growth Focus ETF	$400	$1,600
Invesco Managed Futures Strategy ETF	$250	$1,000
Invesco MSCI EAFE Income Advantage ETF	$5,200	$20,800
Invesco QQQ Hedged Advantage ETF	$700	$2,800
Invesco QQQ Income Advantage ETF	$300	$1,200
Invesco Rochester® High Yield Municipal ETF	$250	$1,000
Invesco S&P 500® Downside Hedged ETF	$500	$2,000
Invesco S&P 500 Equal Weight Income Advantage ETF	$1,100	$4,400
Invesco Short Duration Total Return Bond ETF	$250	$1,000
Invesco SteelPath MLP & Energy Infrastructure ETF	$250	$1,000
Invesco Top QQQ ETF	$250	$1,000
Invesco Total Return Bond ETF	$500	$2,000
Invesco Ultra Short Duration ETF	$500	$2,000
Invesco Variable Rate Investment Grade ETF	$500	$2,000
Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a Fund permits or requires APs to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a Fund and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund's cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.
If a purchase consists of a cash portion and a Fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
Redemptions
Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. A Fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with a Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Fund Securities. The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption

Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.
Each business day before the opening of regular trading on the Exchange where Shares are traded (usually 9:30 a.m., Eastern Time), a Fund discloses the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of a Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.
The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by a Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities (see “—Cash Redemptions” below).
Cash Redemptions. Certain Funds (as set forth in the Prospectus) may elect to pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities), as described in each Fund’s Prospectus. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above). In addition, if transacting as a broker for a Fund, an AP may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
Redemption Requests
Procedures for Redemption of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares of Domestic Equity Funds  may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Equity Funds or Fixed Income Funds; accordingly, APs seeking to redeem Shares of such Funds must effect such transactions outside the Clearing Process.
All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders must be received by 3:00 p.m., Eastern time, and some Funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.
A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to a Fund are in place for the AP to transfer or cause to be transferred to a Fund the Creation Unit of such Fund being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
As discussed herein, a redeeming investor will pay a transaction fee to offset a Fund's trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.
Placing Redemption Requests Using the Clearing Process. Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.
Placing Redemption Requests Outside the Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Shares directly through DTC.
In the case of Shares of International Equity Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an AP acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.
Acceptance of Redemption Requests. The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
Issuance of Fund Securities
To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of a Fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares and will subject the AP to liability for any shortfall between the cost of a Fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.
Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust's Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—Domestic Equity Funds. An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—International Equity Funds. A redeeming AP must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the AP acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.
Arrangements satisfactory to the Trust must be in place for the AP to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the global sub-custodian network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—Fixed Income Funds. An AP that is a DTC Participant (or Euroclear participant) making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC or Euroclear, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 2:00 p.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+1 (except as otherwise set forth in the Participant Agreement).
Regular Holidays
Notwithstanding the foregoing, a Fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+1 (or as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP) in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+1 basis (or as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP) is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition, the proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, and/or other unforeseeable closings in a foreign market due to emergencies also may prevent a Fund from delivering securities within the normal settlement period. However, in no case will a Fund take more than 15 days after the receipt of the redemption request to deliver such securities to an AP.
TAXES
The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as the “Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This section is based on the Internal Revenue Code of 1986, as amended (the "Code") and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
Taxation of the Funds
Each Fund has elected and intends to qualify each year as a “regulated investment company” (sometimes referred to as a “RIC”) under Subchapter M of the Code. If a Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.
Qualification as a RIC. In order to qualify for treatment as a RIC, a Fund must satisfy the following requirements:
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Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).
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Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
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Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Each Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization. If the IRS determines that a Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
Portfolio turnover. For investors that hold Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below. For ETFs, in-kind redemptions are the primary redemption mechanism and, therefore, a Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders. Actively managed funds tend to have higher portfolio turnovers than funds that track an index.
Capital loss carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. Each Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.
Deferral of late year losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:
(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and
(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.
Undistributed capital gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Certain Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
Federal excise tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.
Purchase of Shares. As a result of tax requirements, the Trust, on behalf of a Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Foreign income tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries. Under certain circumstances, a Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to Invesco Managed Futures Strategy ETF will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below. Additionally, each Subsidiary intends to qualify as a “participating FFI” or otherwise qualify for an exemption under Chapter 4 of the Code to avoid U.S. withholding tax under the Foreign Account Tax Compliance Act as such terms are described below under the heading, “Foreign Account Tax Compliance Act (“FATCA”).
Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. Each Fund receives income generally in the form of dividends and/or interest on its investments. Each Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.
Capital gain dividends. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, a Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15% or 20% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.
Qualified dividend income for individuals. Ordinary income dividends reported as derived from qualified dividend income is taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Qualified REIT dividends. Under the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends”. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).
Corporate dividends-received deduction. Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her Shares; any excess will be treated as gain from the sale of his or her Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his or her Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”
Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by a Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.
Pass-through of foreign tax credits. If more than 50% of the value of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50% of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income.
Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities lending” below.
Tax credit bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits, the Fund may choose not to do so.
U.S. government interest. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends declared in October, November or December and paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.
Sale of Shares. A shareholder will recognize gain or loss on the sale of Shares in an amount equal to the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares. If you held your Shares as a capital asset, the gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Taxes on Purchase and Redemption of Creation Units. An AP that exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Tax basis information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.
Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a loss within six months of purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.
Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Restrictions” and “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Funds.
In general. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.
Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.
Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Invesco S&P 500® Downside Hedged ETF has received a private letter ruling from the IRS with respect to its investments in VIX Index futures, which provides that the income it derives from such investments is treated as qualifying income. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund’s investments in VIX index futures, the Fund may fail to qualify as a RIC for any taxable year and were unable, or determined not to, avail itself of provisions that enable a RIC to cure a failure (described above), its taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income was distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or to materially change its investment objective and strategies.
Foreign currency transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.”
Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Funds—Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to tax on UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to each Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund—Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
If a Master Limited Partnership ("MLP") is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a Fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its Distribution Requirement. A Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a Fund’s

MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a Fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.
Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.
Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer's other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer.
Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
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provide your correct Social Security or taxpayer identification number;
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certify that this number is correct;
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certify that you are not subject to backup withholding; and
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certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”
Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.
Taxation of a foreign shareholder depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
U.S. withholding tax at the source. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:
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exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;
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capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and
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interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.
A Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by a Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if a Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if a Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of Shares, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”
Because Invesco Active U.S. Real Estate ETF invests primarily in REITs, nonresident shareholders that own, either directly or indirectly, more than 5% of a class of Invesco Active U.S. Real Estate ETF Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Income effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
U.S. estate tax. Transfers by gift of Shares by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).
Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.
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The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
DETERMINATION OF NAV
The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Custodian normally calculates a Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). A Fund’s NAV is based on prices at the time of closing. U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Funds’ portfolio securities and other assets for which market quotations are not readily available and reliable in accordance with the Valuation Procedures, subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed income securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when a Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.
If a Fund holds securities that are primarily traded on foreign markets, the value of such securities may change on days that are not business days of the Fund. Because the NAV of the Shares is only determined on business days of the Funds, the value of such foreign securities may change on days when you are not able to purchase or sell Shares. If, between the time trading ends on one or more securities and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of one or more securities unreliable in the Adviser’s judgment, the Adviser may fair value the security. The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities’ prices not meeting the degree of certainty that the prices are reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value.
Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss if a security is sold at a discount to its established value.
Additional information regarding the current NAV per share of each Fund can be found at www.invesco.com/ETFs.

DIVIDENDS AND OTHER DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”
Generally, dividends from net investment income, if any, are declared and paid quarterly by Invesco Active U.S. Real Estate ETF, Invesco Comstock Contrarian Equity ETF, Invesco Global Equity Net Zero ETF, Invesco QQQ Hedged Advantage ETF and Invesco S&P 500® Downside Hedged ETF. Generally, dividends from net investment income, if any, are declared and paid monthly by Invesco AAA CLO Floating Rate Note ETF, Invesco Core Fixed Income ETF, Invesco High Yield Systematic Bond ETF, Invesco Intermediate Municipal ETF, Invesco MSCI EAFE Income Advantage ETF, Invesco QQQ Income Advantage ETF, Invesco Rochester® High Yield Municipal ETF, Invesco S&P 500 Equal Weight Income Advantage ETF, Invesco Short Duration Total Return Bond ETF, Invesco SteelPath MLP & Energy Infrastructure ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF, and Invesco Variable Rate Investment Grade ETF. Generally, dividends from net investment income, if any, are declared and paid annually by Invesco International Growth Focus ETF, Invesco Managed Futures Strategy ETF and Invesco Top QQQ ETF.
Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.
MISCELLANEOUS INFORMATION
Counsel. Stradley Ronon Stevens & Young, LLP, located at 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), located at One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PwC audits the Funds’ annual financial statements and assists in the preparation and/or review of each Fund’s federal and state income tax returns.
FINANCIAL STATEMENTS
The Funds’ audited financial statements for the fiscal year ended October 31, 2025, including the notes thereto and the report of the Funds’ independent registered public accounting firm thereon, are incorporated by reference to the Form N-CSR for the fiscal year ended October 31, 2025, which is on file with the SEC, and made part of this SAI. The Funds’ Annual Report and financial statements are available at no charge on the Funds’ website or by calling 800.983.0903 during normal business hours.

APPENDIX A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting
Effective March 2026
Contents

I.	Introduction	A-1
A.	Our Approach to Proxy Voting	A-1
B.	Scope of Policy	A-2

II.	Global Proxy Voting Operational Procedures	A-2
A.	Oversight and Governance	A-2
B.	The Proxy Voting Process	A-3
C.	Proxy Voting Administration	A-3
D.	Retention and Oversight of Proxy Service Providers	A-4
E.	Disclosures and Recordkeeping	A-4
F.	Market and Operational Limitations	A-5
G.	Securities Lending	A-6
H.	Conflicts of Interest	A-6
I.	Voting of Affiliated Holdings and Funds of Funds	A-7
J.	Review of Policy	A-8

III.	Our Good Governance Principles	A-8
A.	Transparency	A-9
B.	Accountability	A-10
C.	Board Composition and Effectiveness	A-11
D.	Capitalization	A-14
E.	Environmental and Social Issues	A-15
F.	Executive Compensation and Performance Alignment	A-15
	Exhibit A	A-17
	Exhibit B	A-18
I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients. The policy generally applies where Invesco invests and manages investments on behalf of its clients and has been delegated proxy voting authority.
A.
Our Approach to Proxy Voting
Proxy voting is an integral aspect of the investment management services Invesco provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive long-term shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Scope of Policy
Invesco’s investment teams vote proxies on behalf of Invesco funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A. Additionally, eligible exchange-traded funds may participate in Invesco’s Proxy Voting Choice Program Pilot. Eligible funds are listed in Exhibit B.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Global Corporate Governance & Advisory team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
The Global Corporate Governance & Advisory team and the Global Invesco Proxy Advisory Committee (“Global IPAC”) provides oversight of the proxy voting process. For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, Investment Stewardship and Government Affairs departments may also participate in Global IPAC meetings. The Global Head of Corporate Governance & Advisory chairs the committee. The Global IPAC provides a forum for investment teams to:
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monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
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assist Invesco in meeting regulatory obligations;
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review votes not aligned with our good governance principles; and
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consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Global Corporate Governance & Advisory team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to,

Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
When making voting decisions, Invesco’s investment teams may take a wide array of factors into consideration and may utilize information from various sources, including, but not limited to, company filings, company site visits, management engagements, industry trade groups, third-party research, internal proprietary research and Invesco’s internal Good Governance Principles set out in Section III of this policy.
Our Global Voting Policy and Good Governance Principles apply to all relevant asset classes, however, there may be different approaches to voting for certain asset classes. For example, voting decisions with respect to investments in fixed income securities and privately held securities will generally be made by the relevant investment teams based on their evaluation of the specific transactions or matters under consideration. In the event this Policy or Invesco’s Good Governance Principles do not provide a vote recommendation, and an investment team does not make a voting decision, Invesco will vote the proxy item consistent with the recommendation of the issuer.
Invesco’s investment teams are supported by a centralized investment stewardship function, including the Global Corporate Governance & Advisory team which evaluates proxy proposals. For certain investment teams of actively-managed products, the Global Corporate Governance & Advisory team evaluates proxy ballot items, analyzes proxy proposals to facilitate decision-making by the investment teams, and casts votes in accordance with the investment team’s instructions. For certain passively-managed investment strategies that seek to track an index, the Global Corporate Governance & Advisory team may evaluate and execute votes on proposals that meet pre-defined criteria, including materiality thresholds. This team may utilize information from various sources, including but not limited to company filings, management engagements, industry trade groups, third-party research, internal proprietary research and the Good Governance Principles in Section III of this Policy. Investment teams retain discretion to vote proxies independently of, or consistent with, this Policy, the Good Governance Principles and any recommendations from the Global Corporate Governance & Advisory team. There may also be instances where different investment teams reach different positions on voting issues for the same proxy.
C.
Proxy Voting Administration
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Global Corporate Governance & Advisory team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Global Corporate Governance & Advisory team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems are designed to facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. To efficiently execute proxy voting for clients’ holdings, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
D.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services. To the extent Proxy Service Providers consider non-financial factors in their proxy research and recommendations, Invesco may take that into account when evaluating their proxy research and recommendations.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to investment teams to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Global Corporate Governance & Advisory team periodically monitors for these research alerts issued by Proxy Service Providers with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco reviews the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm that their related controls were in place and to provide reasonable assurance that the related controls operated effectively.
E.
Disclosures and Recordkeeping
This Policy is maintained by the Global Corporate Governance and Advisory team and accessible on the Invesco website. Records of votes cast by Invesco on behalf of clients are retained electronically for at least seven (7) years unless otherwise required by local or regional requirements by Invesco’s Technology Department and by our Proxy Service Provider. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
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In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30 for each U.S. registered fund. In addition, Invesco, as an institutional investment manager that is required to file

Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31 of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
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To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
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In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
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In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
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In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through the SEBI Master Circular for Mutual Funds dated June 27, 2024 (as amended from time to time),which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
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In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
F.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
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Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
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Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
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Invesco held shares on the record date but sold them prior to the meeting date.
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Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
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Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
G.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where Invesco fund shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to recall all securities on loan systematically in a timely manner on a best efforts basis for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
H.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Global Corporate Governance & Advisory team. These criteria are monitored and updated periodically by the Global Corporate Governance & Advisory team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote of the Sub-committee.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
I.
Voting of Affiliated Holdings and Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
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When required by law or regulation, securities issued by an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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When required by law or regulation, securities issued by an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Securities issued by non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote in line with the firm level conflicts of interest process described above.
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Where client accounts are invested directly in securities issued by Invesco affiliates and Invesco has proxy voting authority, securities will be voted in the same proportion as the votes of external shareholders of the underlying securities. If proportional voting is not possible, the securities will be voted in line with a Proxy Service Provider’s recommendation.
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Where Invesco invests in its own products (either as seed capital or otherwise), securities will be voted in line with recommendations of the issuer’s management or board.
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Unless it decides to solicit investor instructions, Invesco shall not vote the securities of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.
J.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure that this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global Corporate Governance & Advisory team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.
Related-party transactions: Invesco will generally consider the following factors when evaluating related party transactions, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and

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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt anti-takeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for anti-takeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.
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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.

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Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.
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Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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We may support management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting), if companies fulfill their responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. In particular, Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
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We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is not disclosed or below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Director indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
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We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

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Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will generally evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for anti-takeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
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We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
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We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
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We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental and Social Issues
Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:
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whether we consider the adoption of such proposal would promote long-term shareholder value;
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the materiality of the issue(s) being raised;
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whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
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the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal;
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Additionally, Invesco may consider the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal; the intentions of the proponent(s) and how they impact the company’s long-term economic success; if the proposal requests greater transparency or disclosure to make an informed assessment; and whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.
F.
Executive Compensation and Performance Alignment
Invesco supports compensation policies and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;

vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC
*
Invesco entities with specific proxy voting guidelines
1
Invesco entities with specific conflicts of interest policies

Exhibit B
The Invesco Proxy Voting Choice Program (the “Proxy Voting Choice”) is available to certain eligible clients and shareholders and provides the ability to choose from a menu of distinct voting policy options that support different voting objectives. As implemented through Invesco’s internal Proxy Voting Choice procedures, clients or shareholders that participate in Proxy Voting Choice have the option of selecting a voting policy option which directs how their proportionate shares of the eligible product are voted at corporate shareholder meetings. Invesco Proxy Voting Choice aims to facilitate greater alignment of proxy voting with eligible client/shareholder interests with respect to the products specified below.
The Proxy Voting Choice pilot program is available to shareholders of the following products:
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Invesco S&P 100 Equal Weight ETF